Rule 497(e)-- File Nos. 33-78264, 811-8490
                                             STATEMENT OF ADDITIONAL INFORMATION
                                                                 OCTOBER 2, 1995
                                                      AS AMENDED JANUARY 2, 1996

EXCELSIOR INSTITUTIONAL TRUST

      EXCELSIOR INSTITUTIONAL EQUITY FUND
      EXCELSIOR INSTITUTIONAL INCOME FUND
      EXCELSIOR INSTITUTIONAL TOTAL RETURN BOND FUND
      EXCELSIOR INSTITUTIONAL BOND INDEX FUND
      EXCELSIOR INSTITUTIONAL BALANCED FUND
      EXCELSIOR INSTITUTIONAL EQUITY GROWTH FUND
      EXCELSIOR INSTITUTIONAL INTERNATIONAL EQUITY FUND

      Excelsior Institutional Trust (the "Trust") is comprised of nine funds, seven of which are active and two of which are inactive. This Statement of Additional Information describes the shares of the seven active funds - Excelsior Institutional Equity Fund (the "Equity Fund"), Excelsior Institutional Income Fund (the "Income Fund"), Excelsior Institutional Total Return Bond Fund (the "Total Return Bond Fund"), Excelsior Institutional Bond Index Fund (the "Bond Index Fund"), Excelsior Institutional Balanced Fund (the "Balanced Fund"), Excelsior Institutional Equity Growth Fund (the "Equity Growth Fund") and Excelsior Institutional International Equity Fund (the "International Equity Fund") (each, a "Fund"; collectively, the "Funds").

      Table of Contents                                          Page

      Excelsior Institutional Trust                                 2
      Investment Objectives, Policies and Restrictions              3
      Performance Information                                      34
      Determination of Net Asset Value; Valuation of Securities    39
      Additional Purchase, Exchange, and Redemption Information    41
      Management of the Trust                                      42
      Independent Auditors                                         53
      Taxation                                                     53
      Description of the Trust; Fund Shares                        56
      Financial Statements                                         60
      Appendix                                                    A-1


Excelsior Institutional Trust
73 Tremont Street
Boston, Massachusetts  02108
(617) 557-8000

      This Statement of Additional Information sets forth information which may be of interest to investors but which is not necessarily included in the Funds' Prospectus as it may be amended from time to time (the "Prospectus"). This Statement of Additional Information should be read only in conjunction with the Prospectus, a copy of which may be obtained by an investor without charge by contacting the Trust at its address shown above or by calling (800) 909-1989. Terms used but not defined herein, which are defined in the Prospectus, are used herein as defined in the Prospectus.

      THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT A PROSPECTUS AND IS AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS ONLY IF PRECEDED OR ACCOMPANIED BY AN EFFECTIVE
PROSPECTUS.

                          EXCELSIOR INSTITUTIONAL TRUST

      The Trust is an open-end diversified management investment company which was organized as a business trust under the laws of the State of Delaware on April 27, 1994. The shares of the Trust are continuously sold to institutional investors. Shares of the Trust are divided into nine separate series, seven of which are described herein. As of the date hereof, there are two additional inactive series of the Trust. Additional series may be added to the Trust from time to time.

     United States Trust Company of New York ("U.S. Trust") is the investment adviser for the Equity Fund, Income Fund and Total Return Bond Fund. U.S. Trust makes decisions with respect to and places orders for all purchases and sales of portfolio securities for these Funds.

     United States Trust Company of the Pacific Northwest ("U.S. Trust Pacific") is the investment adviser for the Balanced Fund, Equity Growth Fund and International Equity Fund. The daily management of the security holdings of these Funds is performed by the investment managers named below, acting as subadvisers:

     Balanced Fund...................Becker Capital Management, Inc.

     Equity Growth Fund..............Luther King Capital Management

     International Equity Fund.......Harding, Loevner Management, L.P.

           The Trust seeks to achieve the investment objective of the Bond Index Fund by investing all of that Fund's investable assets in the Bond Index Portfolio, a series of Federated Investment Portfolios (the "Federated Portfolios"). Federated Management is the investment adviser for the Bond Index Portfolio. The daily management of the security holdings of the Bond Index Portfolio is performed by U.S. Trust, acting as subadviser. Because the Bond Index Fund invests through the Bond Index Portfolio, all references in this Statement of Additional Information to the Bond Index Fund include the Bond Index Portfolio, except as otherwise noted.

                INVESTMENT OBJECTIVES, POLICIES AND RESTRICTIONS

                              INVESTMENT OBJECTIVES

      The investment objective of each Fund is described in the Prospectus. There can, of course, be no assurance that a Fund will achieve its investment objective.

                               INVESTMENT POLICIES

      The following supplements the discussions of the various investments of and techniques employed by the Funds set forth in the Prospectus.

OTHER INVESTMENT CONSIDERATIONS - EQUITY FUND

      The Equity Fund invests primarily in common stocks but may purchase both preferred stocks and securities convertible into common stock at the discretion of U.S. Trust. While current income is secondary to the Fund's objective of long-term capital appreciation, the Trust expects that the broad and diversified strategies utilized by U.S. Trust will result in somewhat more current income than would be generated if U.S. Trust utilized a single strategy more narrowly focused on rapid growth of principal and involving exposure to higher levels of risk.

      U.S. Trust's investment philosophy is to identify investment values available in the market at attractive prices. Investment value arises from the ability to generate earnings or from the ownership of assets or resources. Underlying earnings potential and asset values are frequently demonstrable but not recognized in the market prices of the securities representing their ownership. U.S. Trust employs the following three different but closely interrelated portfolio strategies to focus and organize its search for investment values.

      1. Problem/Opportunity Companies. Important investment opportunities often occur where companies develop solutions to large, complex, fundamental problems, such as declining industrial productivity; rising costs and declining sources of energy; the economic imbalances and value erosion caused by years of high inflation and interest rates; the soaring costs and competing priorities of providing health care; and the accelerating interdependence and "shrinking size" of the world.

      Solutions or parts of solutions to large problems may be generated by established companies or comparatively new companies of all sizes through the development of new products, technologies or services, or through new applications of older ones.

      Investment in such companies represents a wide range of investment potential, current income return rates, and exposure to fundamental and market risks. Income generated by the Equity Fund's investments in these companies would be expected to be moderate, characterized by lesser rates than those of a fund whose sole objective is current income, and somewhat higher rates than those of a higher-risk growth fund.

      2. Transaction Value Companies. In the opinion of U.S. Trust, the stock market frequently values the aggregate ownership of a company at a substantially lower figure than its component assets would be worth if they were sold off separately over time. Such assets may include intangible assets such as product and market franchises, operating know-how, or distribution systems, as well as such tangible properties as oil reserves, timber, real estate, or production facilities. Investment opportunities in these companies are determined by the magnitude of difference between economic worth and current market price.

      Market undervaluations are often corrected by purchase and sale, restructuring of the company, or market recognition of a company's actual worth. The recognition process may well occur over time, however, incurring a form of time-exposure risk. Success from investing in these companies is often great, but may well be achieved only after a waiting period of inactivity.

      Income derived from investing in undervalued companies is expected to be moderately greater than that derived from investments in either the problem/opportunity or early life cycle companies.

      3. Early Life Cycle Companies. Investments in early life cycle companies tend to be narrowly focused on an objective of higher rates of capital appreciation. They correspondingly will involve a significantly greater degree of risk and the reduction of current income to a negligible level. Such investments will not be limited to new, small companies engaged only in frontier technology, but will seek opportunities for maximum appreciation through the full spectrum of business operations, products, services, and asset values. Consequently, the Equity Fund's investments in early life cycle companies are primarily in younger, small to medium-sized companies in the early stages of their development. Such companies are usually more flexible in trying new approaches to problem-solving and in making new or different employment of assets. Because of the high risk level involved, the ratio of success among such companies is lower than the average, but for those companies which succeed, the magnitude of investment reward is potentially higher.

INVESTMENTS AND INVESTMENT TECHNIQUES

GOLD BULLION - INTERNATIONAL EQUITY FUND

      The International Equity Fund may purchase gold bars primarily of standard weight (approximately 400 troy ounces) at the best available prices in the New York bullion market. However, the subadviser will have discretion to purchase or sell gold bullion in other markets, including foreign markets, if better prices can be obtained. Gold bullion is valued by the Fund at the mean between the closing bid and asked prices in the New York bullion market as of the close of the New York Stock Exchange each business day. When there is no readily available market quotation for gold bullion, the bullion will be valued by such method as determined by the Trust's Board of Trustees to best reflect its fair value. For purpose of determining net asset value, gold will be valued in U.S. dollars.

BANK OBLIGATIONS

      Domestic commercial banks organized under federal law are supervised and examined by the Comptroller of the Currency and are required to be members of the Federal Reserve System. Domestic banks organized under state law are supervised and examined by state banking authorities but are members of the Federal Reserve System only if they elect to join. In addition, state banks are subject to federal examination and to a substantial body of federal law and regulation. As a result of federal or state laws and regulations, domestic banks, among other things, generally are required to maintain specified levels of reserves, are limited in the amounts which they can loan to a single borrower, and are subject to other regulations designed to promote financial soundness. However, not all of such laws and regulations apply to the foreign branches of domestic banks.

      Obligations of foreign branches and subsidiaries of domestic banks and domestic and foreign branches of foreign banks, such as certificates of deposit ("CDs") and time deposits ("TDs"), may be general obligations of the parent banks in addition to the issuing branch, or may be limited by the terms of a specific obligation and governmental regulation. Such obligations are subject to different risks than are those of domestic banks. These risks include foreign economic and political developments, foreign governmental restrictions that may adversely affect payment of principal and interest on the obligations, foreign exchange controls and foreign withholding and other taxes on interest income. Foreign branches and subsidiaries are not necessarily subject to the same or similar regulatory requirements that apply to domestic banks, such as mandatory reserve requirements, loan limitations, and accounting, auditing and financial record keeping requirements. In addition, less information may be publicly available about a foreign branch of a domestic bank or about a foreign bank than about a domestic bank.

      Obligations of United States branches of foreign banks may be general obligations of the parent bank in addition to the issuing branch, or may be limited by the terms of a specific obligation and by federal or state regulation as well as governmental action in the country in which the foreign bank has its head office. A domestic branch of a foreign bank with assets in excess of $1 billion may be subject to reserve requirements imposed by the Federal Reserve System or by the state in which the branch is located if the branch is licensed in that state.

      In addition, branches licensed by the Comptroller of the Currency and branches licensed by certain states may be required to: (1) pledge to the regulator, by depositing assets with a designated bank within the state, a certain percentage of their assets as fixed from time to time by the appropriate regulatory authority; and (2) maintain assets within the state in an amount equal to a specified percentage of the aggregate amount of liabilities of the foreign bank payable at or through all of its agencies or branches within the state.

U.S. GOVERNMENT AND AGENCY SECURITIES

      Securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities include U.S. Treasury securities, which differ only in their interest rates, maturities and times of issuance. Treasury Bills have initial maturities of one year or less; Treasury Notes have initial maturities of one to ten years; and Treasury Bonds generally have initial maturities of greater than ten years. Some obligations issued or guaranteed by U.S. Government agencies and instrumentalities, for example, Government National Mortgage Association pass-through certificates, are supported by the full faith and credit of the U.S. Treasury; others, such as those of the Federal Home Loan Banks, by the right of the issuer to borrow from the Treasury; others, such as those issued by the Federal National Mortgage Association, by discretionary authority of the U.S. Government to purchase certain obligations of the agency or instrumentality; and others, such as those issued by the Student Loan Marketing Association, only by the credit of the agency or instrumentality. While the U.S. Government provides financial support to such U.S. Government-sponsored agencies or instrumentalities, no assurance can be given that it will always do so, since it is not so obligated by law.

COMMERCIAL PAPER

      Commercial paper consists of short-term (usually from 1 to 270 days) unsecured promissory notes issued by corporations in order to finance their current operations. A variable amount master demand note (which is a type of commercial paper) represents a direct borrowing arrangement involving periodically fluctuating rates of interest under an agreement between a commercial paper issuer and an institutional lender pursuant to which the lender may determine to invest varying amounts.

      Each Fund may purchase three types of commercial paper, as classified by exemption from registration under the Securities Act of 1933, as amended (the "1933 Act"). The three types include open market, privately placed, and letter of credit commercial paper. Trading of such commercial paper is conducted primarily by institutional investors through investment dealers or directly through the issuers. Individual investor participation in the commercial paper market is very limited.

      OPEN MARKET. "Open market" commercial paper refers to the commercial paper of any industrial, commercial, or financial institution which is openly traded, including directly issued paper. "Open market" paper's 1933 Act exemption is under Section 3(a)(3) which limits the use of proceeds to current transactions, limits maturities to 270 days and requires that the paper contain no provision for automatic rollovers.

     PRIVATELY PLACED. "Privately placed" commercial paper relies on the exemption from registration provided by Section 4(2) of the 1933 Act, which exempts transactions by an issuer not involving any public offering. The commercial paper may only be offered to a limited number of accredited investors. "Privately placed" commercial paper has no maturity restriction and may be considered illiquid. See "Illiquid Securities" below.

      LETTER OF CREDIT. "Letter of credit" commercial paper is exempt from registration under Section 3(a)(2) of the 1933 Act. It is backed by an irrevocable or unconditional commitment by a bank to provide funds for repayment of the notes. Unlike "open market" and "privately placed" commercial paper, "letter of credit" paper has no limitations on purchases.

LENDING OF PORTFOLIO SECURITIES

      Each Fund has the authority to lend portfolio securities to brokers, dealers and other financial organizations. By lending its securities, a Fund can increase its income by continuing to receive income on the loaned securities as well as by either investing the cash collateral in short-term securities subject to payment of a rebate fee to the borrower or by obtaining a fee from the borrower when U.S. Government obligations are used as collateral. There may be risks of delay in receiving additional collateral or risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially. A Fund will adhere to the following conditions whenever its securities are loaned: (i) the Fund must receive at least 100% cash collateral or equivalent securities from the borrower; (ii) the borrower must increase this collateral whenever the market value of the loaned securities including accrued interest exceeds the level of the collateral; (iii) the Fund must be able to terminate the loan at any time subject to prior notice;
(iv) the Fund must receive a reasonable return on the loan, as well as any dividends, interest or other distributions on the loaned securities, and any increase in market value; (v) the Fund may pay only reasonable custodian fees in connection with the loan; and (vi) voting rights on the loaned securities may pass to the borrower. However, if a material event adversely affecting the loaned securities were to occur, the Fund would terminate the loan and regain the right to vote the securities.

VARIABLE RATE AND FLOATING RATE SECURITIES

      Each Fund may purchase floating and variable rate demand notes and bonds, which are obligations ordinarily having stated maturities in excess of 397 days, but which permit the holder to demand payment of principal at any time, or at specified intervals not exceeding 397 days, in each case upon not more than 30 days' notice. Variable rate demand notes include master demand notes which are obligations that permit a Fund to invest fluctuating amounts, which may change daily without penalty, pursuant to direct arrangements between the Fund, as lender, and the borrower. The interest rates on these notes fluctuate from time to time. The issuer of such obligations normally has a corresponding right, after a given period, to prepay in its discretion the outstanding principal amount of the obligations plus accrued interest upon a specified number of days' notice to the holders of such obligations. The interest rate on a floating rate demand obligation is based on a known lending rate, such as a bank's prime rate, and is adjusted automatically each time such rate is adjusted. The interest rate on a variable rate demand obligation is adjusted automatically at specified intervals. Frequently, such obligations are collateralized by letters of credit or other credit support arrangements provided by banks. Because these obligations are direct lending arrangements between the lender and borrower, it is not contemplated that such instruments generally will be traded, and there generally is no established secondary market for these obligations, although they are redeemable at face value. Accordingly, where these obligations are not secured by letters of credit or other credit support arrangements, a Fund's right to redeem is dependent on the ability of the borrower to pay principal and interest on demand. Such obligations frequently are not rated by credit rating agencies and a Fund may invest in obligations which are not so rated only if its investment managers determine that at the time of investment the obligations are of comparable quality to the other obligations in which the Fund may invest. The respective subadvisers of the Funds will consider on an ongoing basis the creditworthiness of the issuers of the floating and variable rate demand obligations held by the Funds. Each Fund will not invest more than 15% of the value of its net assets in floating or variable rate demand obligations as to which it cannot exercise the demand feature on not more than seven days' notice if there is no secondary market available for these obligations, and in other securities that are not readily marketable. See "Investment Restrictions" below.

PARTICIPATION INTERESTS

      Each Fund may purchase from financial institutions participation interests in securities in which such Fund may invest. A participation interest gives a Fund an undivided interest in the security in the proportion that the Fund's participation interest bears to the total principal amount of the security. These instruments may have fixed, floating or variable rates of interest, with remaining maturities of 13 months or less. If the participation interest is unrated, or has been given a rating below that which is permissible for purchase by the Fund, the participation interest will be backed by an irrevocable letter of credit or guarantee of a bank, or the payment obligation otherwise will be collateralized by U.S. Government securities, or, in the case of unrated participation interests, the investment managers of a Fund must have determined that the instrument is of comparable quality to those instruments in which the Fund may invest. For certain participation interests, a Fund will have the right to demand payment, on not more than seven days' notice, for all or any part of the Fund's participation interest in the security, plus accrued interest. As to these instruments, the Fund intends to exercise its right to demand payment only upon a default under the terms of the security, as needed to provide liquidity to meet redemptions, or to maintain or improve the quality of its investment portfolio. Each Fund will not invest more than 15% of its net assets in participation interests that do not have this demand feature, and in other securities that are not readily marketable. Currently, no Fund intends to invest more than 5% of its net assets in participation interests during the current year. See "Investment Restrictions" below.

ILLIQUID SECURITIES

      Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the 1933 Act, securities which are otherwise not readily marketable and repurchase agreements having a maturity of longer than seven days. Securities which have not been registered under the 1933 Act are referred to as private placements or restricted securities and are purchased directly from the issuer or in the secondary market. Mutual funds do not typically hold a significant amount of these restricted or other illiquid securities because of the potential for delays on resale and uncertainty in valuation. Limitations on resale may have an adverse effect on the marketability of portfolio securities and a mutual fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven days. A mutual fund might also have to register such restricted securities in order to dispose of them which, if possible at all, would result in additional expense and delay. Adverse market conditions could impede such a public offering of securities.

      In recent years, however, a large institutional market has developed for certain securities that are not registered under the 1933 Act, including repurchase agreements, commercial paper, foreign securities, municipal securities and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer's ability to honor a demand for repayment. The fact that there are contractual or legal restrictions on resale of such investments to the general public or to certain institutions may not be indicative of their liquidity.

      The Securities and Exchange Commission (the "SEC") has adopted Rule 144A, which allows a broader institutional trading market for securities otherwise subject to restriction on their resale to the general public. Rule 144A establishes a "safe harbor" from the registration requirements of the 1933 Act for resales of certain securities to qualified institutional buyers.

      Each Fund's investment managers will monitor the liquidity of Rule 144A securities for that Fund under the supervision of the Trust's Board of Trustees. In reaching liquidity decisions, the investment managers will consider, among other things, the following factors: (1) the frequency of trades and quotes for the security, (2) the number of dealers and other potential purchasers wishing to purchase or sell the security, (3) dealer undertakings to make a market in the security and (4) the nature of the security and of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer).

UNSECURED PROMISSORY NOTES

      Each Fund may also purchase unsecured promissory notes ("Notes") which are not readily marketable and have not been registered under the 1933 Act, provided such investments are consistent with such Fund's investment objectives and policies. Each Fund will invest no more than 15% of its net assets in such Notes and in other securities that are not readily marketable (which securities would include floating and variable rate demand obligations as to which the Fund cannot exercise the demand feature described above and as to which there is no secondary market). Currently, no Fund intends to invest any of its assets in unsecured promissory notes during the coming year. See "Investment Restrictions" below.

REPURCHASE AGREEMENTS AND REVERSE REPURCHASE AGREEMENTS

      Repurchase agreements are agreements by which a person purchases a security and simultaneously commits to resell that security to the seller (which is usually a member bank of the Federal Reserve System or a member firm of the New York Stock Exchange (or a subsidiary thereof)) at an agreed-upon date within a number of days (usually not more than seven) from the date of purchase. The resale price reflects the purchase price plus an agreed-upon market rate of interest which is unrelated to the coupon rate or maturity of the purchased security. A repurchase agreement involves the obligation of the seller to pay the agreed-upon price, which obligation is in effect secured by the value of the underlying security, usually U.S. Government or government agency issues. Under the Investment Company Act of 1940, as amended (the "1940 Act"), repurchase agreements may be considered to be loans by the buyer. A Fund's risk is limited to the ability of the seller to pay the agreed upon amount on the delivery date. If the seller defaults, the underlying security constitutes collateral for the seller's obligation to pay although a Fund may incur certain costs in liquidating this collateral and in certain cases may not be permitted to liquidate this collateral. All repurchase agreements entered into by the Funds are fully collateralized, with such collateral being marked to market daily.

      Each Fund may borrow funds for temporary or emergency purposes, such as meeting larger than anticipated redemption requests, and not for leverage. One means of borrowing is by agreeing to sell portfolio securities to financial institutions such as banks and broker-dealers and to repurchase them at a mutually agreed date and price (a "reverse repurchase agreement"). At the time a Fund enters into a reverse repurchase agreement it will place in a segregated custodial account cash, U.S. Government securities or high-grade debt obligations having a value equal to the repurchase price, including accrued interest. Reverse repurchase agreements involve the risk that the market value of the securities sold by the Fund may decline below the repurchase price of those securities.

MUNICIPAL OBLIGATIONS - INCOME FUND AND TOTAL RETURN BOND FUND

      The Income Fund and Total Return Bond Fund may, when deemed appropriate by U.S. Trust in light of the Funds' investment objective, invest in municipal obligations. Although yields on municipal obligations can generally be expected under normal market conditions to be lower than yields on corporate and U.S. Government obligations, from time to time municipal securities have outperformed, on a total return basis, comparable corporate and federal debt obligations as a result of prevailing economic, regulatory or other circumstances. Dividends paid by the Income Fund and Total Return Bond Fund that are derived from interest on municipal securities would be taxable to the Funds' investors for federal income tax purposes.

      Municipal obligations include debt obligations issued by governmental entities to obtain funds for various public purposes, including the construction of a wide range of public facilities, the refunding of outstanding obligations, the payment of general operating expenses, and the extension of loans to public institutions and facilities. Private activity bonds that are issued by or on behalf of public authorities to finance various privately operated facilities are included within the term "municipal obligations" only if the interest paid thereon is exempt from regular federal income tax and not treated as a specific tax preference item under the federal alternative minimum tax.

      The two principal classifications of municipal obligations are "general obligation" and "revenue" issues, but the Funds' securities holdings may include "moral obligation" issues, which are normally issued by special-purpose authorities. There are, of course, variations in the quality of municipal obligations, both within a particular classification and between classifications, and the yields on municipal obligations depend upon a variety of factors, including general market conditions, the financial condition of the issuer, conditions of the municipal bond market, the size of a particular offering, the maturity of the obligation, and the rating of the issue. The ratings of Moody's and S&P described in the Prospectus and Appendix A hereto represent the opinion of the respective rating agencies as to the quality of municipal obligations. It should be emphasized that these ratings are general and are not absolute standards of quality, and municipal obligations with the same maturity, interest rate, and rating may have different yields while municipal obligations of the same maturity and interest rate with different ratings may have the same yield.

      The payment of principal and interest on most municipal obligations purchased by the Funds will depend upon the ability of the issuers to meet their obligations. Each state, the District of Columbia, each of their political subdivisions, agencies, instrumentalities and authorities, and each multistate agency of which a state is a member, is a separate "issuer" as that term is used in this Statement of Additional Information and in the Prospectus. The non-governmental user of facilities financed by private activity bonds is also considered to be an "issuer". An issuer's obligations are subject to the provisions of bankruptcy, insolvency, and other laws affecting the rights and remedies of creditors, such as the Federal Bankruptcy Code, and laws, if any, which may be enacted by federal or state legislatures extending the time for payment of principal or interest, or both, or imposing other constraints upon enforcement of such obligations or upon the ability of municipalities to levy taxes. The power or ability of an issuer to meet its obligations for the payment of interest on and principal of its municipal obligations may be materially adversely affected by litigation or other conditions.

      Private activity bonds are or have been issued to obtain funds to provide, among other things, privately operated housing facilities, pollution control facilities, convention or trade show facilities, mass transit, airport, port or parking facilities and certain local facilities for water supply, gas, electricity or sewage or solid waste disposal. Private activity bonds are also issued to privately held or publicly owned corporations in the financing of commercial or industrial facilities. State and local governments are authorized in most states to issue private activity bonds for such purposes in order to encourage corporations to locate within their communities. The principal and interest on these obligations may be payable from the general revenues of the users of such facilities.

      Among other instruments, the Funds may purchase short-term general obligation notes, tax anticipation notes, bond anticipation notes, revenue anticipation notes, tax-exempt commercial paper, construction loan notes and other forms of short-term loans. Such instruments are issued with a short-term maturity in anticipation of the receipt of tax funds, the proceeds of bond placements or other revenues. In addition, the Funds may invest in long-term tax-exempt instruments, such as municipal bonds and private activity bonds, to the extent consistent with the maturity restrictions applicable to it.

      Opinions relating to the validity of municipal obligations and to the exemption of interest thereon from federal income tax are rendered by bond counsel to the respective issuers at the time of issuance. Neither the Trust nor U.S. Trust will review the proceedings relating to the issuance of municipal obligations or the basis for such opinions.

STAND-BY COMMITMENTS - INCOME FUND AND TOTAL RETURN BOND FUND

      The Income Fund and Total Return Bond Fund may acquire "stand-by commitments" with respect to municipal obligations held by them. Under a stand-by commitment, a dealer or bank agrees to purchase from a Fund, at the Fund's option, specified municipal obligations at a specified price. The amount payable to a Fund upon its exercise of a stand-by commitment is normally (i) the Fund's acquisition cost of the municipal obligations (excluding any accrued interest which the Fund paid on their acquisition), less any amortized market premium or plus any amortized market or original issue discount during the period the Fund owned the securities, plus (ii) all interest accrued on the securities since the last interest payment date during that period. Stand-by commitments are exercisable by a Fund at any time before the maturity of the underlying municipal obligations, and may be sold, transferred or assigned by the Fund only with the underlying instruments.

      The Income Fund and Total Return Bond Fund expect that stand-by commitments will generally be available without the payment of any direct or indirect consideration. However, if necessary or advisable, either Fund may pay for a stand-by commitment either separately in cash or by paying a higher price for securities which are acquired subject to the commitment (thus reducing the yield to maturity otherwise available for the same securities). Where a Fund has paid any consideration directly or indirectly for a stand-by commitment, its cost will be reflected as unrealized depreciation for the period during which the commitment was held by the Fund.

      The Income Fund and Total Return Bond Fund intend to enter into stand-by commitments only with banks and broker/dealers which, in U.S. Trust's opinion, present minimal credit risks. In evaluating the creditworthiness of the issuer of a stand-by commitment, U.S. Trust will review periodically the issuer's assets, liabilities, contingent claims and other relevant financial information.

FOREIGN SECURITIES

      If permitted pursuant to its investment objective and policies, each Fund may invest its assets in securities of foreign issuers. Investing in securities issued by companies whose principal business activities are outside the United States may involve significant risks not present in domestic investments. For example, there is generally less publicly available information about foreign companies, particularly those not subject to the disclosure and reporting requirements of the U.S. securities laws. Foreign issuers are generally not bound by uniform accounting, auditing and financial reporting requirements comparable to those applicable to domestic issuers. Investments in foreign securities also involve the risk of possible adverse changes in investment or exchange control regulations, expropriation or confiscatory taxation, brokerage or other taxation, limitation on the removal of funds or other assets of a Fund, political or financial instability or diplomatic and other developments which would affect such investments. Further, economies of particular countries or areas of the world may differ from the economy of the United States.

      It is anticipated that in most cases the best available market for foreign securities would be on exchanges or in over-the-counter markets located outside the United States. Foreign stock markets, while growing in volume and sophistication, are generally not as developed as those in the United States, and securities of some foreign issuers (particularly those located in developing countries) may be less liquid and more volatile than securities of comparable United States companies. Foreign security trading practices, including those involving securities settlement where a Fund's assets may be released prior to receipt of payment, may expose a Fund to increased risk in the event of a failed trade or the insolvency of a foreign broker-dealer. In addition, foreign brokerage commissions are generally higher than commissions on securities traded in the United States and may be non-negotiable. In general, there is less overall governmental supervision and regulation of foreign securities exchanges, brokers and listed companies than in the United States.

      Each Fund may invest in foreign securities that impose restrictions on transfer within the United States or to United States persons. Although securities subject to such transfer restrictions may be marketable abroad, they may be less liquid than foreign securities of the same class that are not subject to such restrictions.

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS

      Because each Fund, if consistent with its investment objectives and policies, may buy and sell securities denominated in currencies other than the U.S. dollar and receive interest, dividends and sale proceeds in currencies other than the U.S. dollar, each such Fund from time to time may enter into foreign currency exchange transactions to convert to and from different foreign currencies and to convert foreign currencies to and from the U.S. dollar. The Funds either enter into these transactions on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market or use forward contracts to purchase or sell foreign currencies.

      A forward foreign currency exchange contract is an obligation by a Fund to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract. Forward foreign currency exchange contracts establish an exchange rate at a future date. These contracts are transferable in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. A forward foreign currency exchange contract generally has no deposit requirement and is traded at a net price without commission. A Fund maintains with its custodian a segregated account of high grade liquid assets in an amount at least equal to its obligations under each forward foreign currency exchange contract. Neither spot transactions nor forward foreign currency exchange contracts eliminate fluctuations in the prices of the Fund's securities or in foreign exchange rates, or prevent loss if the prices of these securities should decline.

      Each Fund may enter into forward foreign currency exchange contracts for hedging purposes in an attempt to protect against changes in foreign currency exchange rates between the trade and settlement dates of specific securities transactions or changes in foreign currency exchange rates that would adversely affect a portfolio position or an anticipated investment position. Since consideration of the prospect for currency parities will be incorporated into the investment managers' long-term investment decisions, the Funds will not routinely enter into foreign currency hedging transactions with respect to security transactions; however, the investment managers believe that it is important to have the flexibility to enter into foreign currency hedging transactions when they determine that the transactions would be in a Fund's best interest. Although these transactions tend to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time they tend to limit any potential gain that might be realized should the value of the hedged currency increase. The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of such securities between the date the forward contract is entered into and the date it matures. The projection of currency market movements is extremely difficult, and the successful execution of a hedging strategy is highly uncertain.

      At or before the maturity of a forward foreign currency exchange contract when a Fund has agreed to deliver a foreign currency, the Fund may sell a portfolio security and make delivery of the currency, or retain the security and offset its contractual obligation to deliver the currency by purchasing a second contract pursuant to which the Fund will obtain, on the same maturity date, the same amount of the currency which it is obligated to deliver. If the Fund retains the portfolio security and engages in an offsetting transaction, the Fund, at the time of execution of the offsetting transaction, will incur a gain or a loss to the extent that movement has occurred in forward contract prices. Should forward prices decline during the period between a Fund's entering into a forward contract for the sale of a currency, and the date it enters into an offsetting contract for the purchase of the currency, the Fund will realize a gain to the extent the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase. Should forward prices increase, the Fund will suffer a loss to the extent of the price of the currency it has agreed to sell is less than the price of the currency it has agreed to purchase in the offsetting contract.

      While these contracts are not presently regulated by the Commodity Futures Trading Commission ("CFTC"), the CFTC may in the future assert authority to regulate forward contracts. In such event a Fund's ability to utilize forward contracts in the manner set forth in the Prospectus may be restricted. Forward contracts may reduce the potential gain from a positive change in the relationship between the U.S. dollar and foreign currencies. Unanticipated changes in currency prices may result in poorer overall performance for a Fund than if it had not entered into such contracts. The use of foreign currency forward contracts may not eliminate fluctuations in the underlying U.S. dollar equivalent value of the prices of or rates of return on a Fund's foreign currency denominated portfolio securities and the use of such techniques will subject the Fund to certain risks.

      The matching of the increase in value of a forward contract and the decline in the U.S. dollar-equivalent value of the foreign currency-denominated asset that is the subject of the hedge generally will not be precise. In addition, a Fund may not always be able to enter into foreign currency forward contracts at attractive prices and this will limit a Fund's ability to use such contract to hedge or cross-hedge its assets. Also, with regard to a Fund's use of cross-hedges, there can be no assurance that historical correlations between the movement of certain foreign currencies relative to the U.S. dollar will continue. Thus, at any time poor correlation may exist between movements in the exchange rates of the foreign currencies underlying a Fund's cross-hedges and the movements in the exchange rates of the foreign currencies in which the Fund's assets that are the subject of such cross-hedges are denominated.

GUARANTEED INVESTMENT CONTRACTS

      Each Fund may invest in guaranteed investment contracts ("GICs") issued by insurance companies. Pursuant to such contracts, a Fund makes cash contributions to a deposit fund of the insurance company's general account. The insurance company then credits to the fund guaranteed interest. The GICs provide that this guaranteed interest will not be less than a certain minimum rate. The insurance company may assess periodic charges against a GIC for expenses and service costs allocable to it, and the charges will be deducted from the value of the deposit fund. Because a Fund may not receive the principal amount of a GIC from the insurance company on seven days' notice or less, the GIC is considered an illiquid investment and, together with other instruments in a Fund which are not readily marketable, will not exceed 15% of the Fund's net assets. The term of a GIC will be 13 months or less. In determining average weighted portfolio maturity, a GIC will be deemed to have a maturity equal to the longer of the period of time remaining until the next readjustment of the guaranteed interest rate or the period of time remaining until the principal amount can be recovered from the issuer through demand. Currently, each Fund intends to invest 5% or less of its respective net assets in GICs during the current year.

WHEN-ISSUED SECURITIES

      If permitted pursuant to its investment objectives and policies, a Fund may purchase securities on a "when-issued" or on a "forward delivery" basis. It is expected that, under normal circumstances, such Fund would take delivery of such securities. Prior to committing to the purchase of a security on a when-issued or on a forward delivery basis, the Funds will establish procedures consistent with the relevant policies of the SEC. Those policies currently recommend that an amount of a Fund's assets equal to the amount of the purchase commitment be held aside or segregated to be used to pay for the commitment. Therefore, the Funds expect always to have cash, cash equivalents, or high quality debt securities sufficient to cover any purchase commitments or to limit any potential risk. Although the Funds do not intend to make such purchases for speculative purposes and intend to adhere to SEC policies, purchases of securities on a when issued or forward delivery basis may involve additional risks than other types of securities purchases. For example, a Fund may have to sell assets which have been set aside in order to meet redemptions. Also, if a Fund determines it is advisable as a matter of investment strategy to sell the when-issued or forward delivery securities, the Fund would be required to meet its obligations from its then available cash flow or the sale of securities, or, although it would not normally expect to do so, from the sale of the when-issued or forward delivery securities themselves (which may have a value greater or less than the Fund's payment obligation).

      When a Fund engages in when-issued or forward delivery transactions, it relies on the other party to consummate the trade. Failure of such other party to do so may result in the Fund's incurring a loss or missing an opportunity to obtain a price considered to be advantageous.

      The market value of the securities underlying a when-issued purchase or a forward commitment to purchase securities and any subsequent fluctuations in their market value are taken into account when determining the market value of a Fund starting on the day the Fund agrees to purchase the securities. The Fund does not earn interest on the securities it has committed to purchase until they are paid for and delivered on the settlement date.

ZERO COUPON OBLIGATIONS

      A Fund may acquire zero coupon obligations when consistent with its investment objective and policies. Such obligations have greater price volatility than coupon obligations and will not result in payment of interest until maturity. Since [interest] income is accrued throughout the term of the zero coupon obligation but is not actually received until maturity, a Fund, which is required for tax purposes to distribute to its shareholders a certain percentage of its income, may have to sell other securities to distribute the income prior to maturity of the zero coupon obligation.

FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS

      General. The successful use of such instruments by a Fund may depend in part upon its investment managers' skill and experience with respect to such instruments. Should interest or exchange rates move in an unexpected manner, the Fund may not achieve the anticipated benefits of futures contracts or options on futures contracts or may realize losses and thus will be in a worse position than if such strategies had not been used. In addition, the correlation between movements in the price of futures contracts or options on futures contracts and movements in the price of the securities and currencies hedged or used for cover will not be perfect and could produce unanticipated losses.

      Futures Contracts. If permitted pursuant to its investment objectives and policies, a Fund may enter into contracts for the purchase or sale for future delivery of securities or foreign currencies, or contracts based on financial indices. U.S. futures contracts have been designed by exchanges which have been designated "contracts markets" by the CFTC, and must be executed through a futures commission merchant, or brokerage firm, which is a member of the relevant contract market. Futures contracts trade on a number of exchange markets, and, through their clearing corporations, the exchanges guarantee performance of the contracts as between the clearing members of the exchange. A Fund may enter into futures contracts which are based on debt securities that are backed by the full faith and credit of the U.S. Government, such as long-term U.S. Treasury Bonds, Treasury Notes, Government National Mortgage Association modified pass-through mortgage-backed securities and three-month U.S. Treasury Bills. A Fund may also enter into futures contracts which are based on fixed income securities issued by entities other than the U.S. Government, including foreign government securities, corporate debt securities, or contracts based on financial indices including any index of U.S. Government securities, foreign government securities or corporate debt securities.

      Purchases or sales of stock index futures contracts are used to attempt to protect a Fund's current or intended stock investments from broad fluctuations in stock prices. For example, the Fund may sell stock index futures contracts in anticipation of or during a decline in the market value of the Fund's securities. If such decline occurs, the loss in value of portfolio securities may be offset, in whole or part, by gains on the futures position. When a Fund is not fully invested in the securities market and anticipates a significant market advance, it may purchase stock index futures contracts in order to gain rapid market exposure that may, in part or entirely, offset increases in the cost of securities that the Fund intends to purchase. As such purchases are made, the corresponding positions in stock index futures contracts will be closed out. In a substantial majority of these transactions, the Fund will purchase such securities upon termination of the futures position, but under unusual market conditions, a long futures position may be terminated without a related purchase of securities.

      At the same time a futures contract is purchased or sold, the Fund must allocate cash or securities as a deposit payment ("initial deposit"). It is expected that the initial deposit would be approximately 1/2% to 5% of a contract's face value. Daily thereafter, the futures contract is valued and the payment of "variation margin" may be required, since each day the Fund would provide or receive cash that reflects any decline or increase in the contract's value.

      At the time of delivery of securities pursuant to such a contract, adjustments are made to recognize differences in value arising from the delivery of securities with a different interest rate from that specified in the contract. In some (but not many) cases, securities called for by a futures contract may not have been issued when the contract was written.

      Although futures contracts by their terms call for the actual delivery or acquisition of securities, in most cases the contractual obligation is fulfilled before the date of the contract without having to make or take delivery of the securities. The offsetting of a contractual obligation is accomplished by buying (or selling, as the case may be) on a commodities exchange an identical futures contract calling for delivery in the same month. Such a transaction, which is effected through a member of an exchange, cancels the obligation to make or take delivery of the securities. Since all transactions in the futures market are made, offset or fulfilled through a clearinghouse associated with the exchange on which the contracts are traded, a Fund will incur brokerage fees when it purchases or sells futures contracts.

      The purpose of the acquisition or sale of a futures contract, in the case of a Fund which holds or intends to acquire fixed-income securities, is to attempt to protect the Fund from fluctuations in interest or foreign exchange rates without actually buying or selling fixed-income securities or foreign currencies. For example, if interest rates were expected to increase, a Fund might enter into futures contracts for the sale of debt securities. Such a sale would have much the same effect as selling an equivalent value of the debt securities owned by the Fund. If interest rates did increase, the value of the debt security in a Fund would decline, but the value of the futures contracts to the Fund would increase at approximately the same rate, thereby keeping the net asset value of the Fund from declining as much as it otherwise would have. The Fund could accomplish similar results by selling debt securities and investing in bonds with short maturities when interest rates are expected to increase. However, since the futures market is more liquid than the cash market, the use of futures contracts as an investment technique allows a Fund to maintain a defensive position without having to sell its portfolio securities.

      Similarly, when it is expected that interest rates may decline, futures contracts may be purchased to attempt to hedge against anticipated purchases of debt securities at higher prices. Since the fluctuations in the value of futures contracts should be similar to those of debt securities, a Fund could take advantage of the anticipated rise in the value of debt securities without actually buying them until the market had stabilized. At that time, the futures contracts could be liquidated and the Fund could then buy debt securities on the cash market. To the extent a Fund enters into futures contracts for this purpose, the assets in the segregated asset account maintained to cover the Fund's obligations with respect to such futures contracts will consist of cash, cash equivalents or high quality liquid debt securities from its portfolio in an amount equal to the difference between the fluctuating market value of such futures contracts and the aggregate value of the initial and variation margin payments made by the Fund with respect to such futures contracts.

      The ordinary spreads between prices in the cash and futures market, due to differences in the nature of those markets, are subject to distortions. First, all participants in the futures market are subject to initial deposit and variation margin requirements. Rather than meeting additional variation margin requirements, investors may close futures contracts through offsetting transactions which could distort the normal relationship between the cash and futures markets. Second, the liquidity of the futures market depends on participants entering into offsetting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced, thus producing distortion. Third, from the point of view of speculators, the margin deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may cause temporary price distortions. Due to the possibility of distortion, a correct forecast of general interest rate trends by the investment managers may still not result in a successful transaction.

      In addition, futures contracts entail risks. Although the investment managers believe that use of such contracts will benefit the Funds, if the judgment of the investment managers about the general direction of interest rates is incorrect, a Fund's overall performance would be poorer than if it had not entered into any such contract. For example, if a Fund has hedged against the possibility of an increase in interest rates which would adversely affect the price of debt securities held by it and interest rates decrease instead, the Fund will lose part or all of the benefit of the increased value of its debt securities which it has hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if a Fund has insufficient cash, it may have to sell debt securities to meet daily variation margin requirements. Such sales of bonds may be, but will not necessarily be, at increased prices which reflect the rising market. A Fund may have to sell securities at a time when it may be disadvantageous to do so.

      Options on Futures Contracts. If permitted pursuant to its investment objectives and policies, a Fund may purchase and write options on futures contracts for hedging purposes. The purchase of a call option on a futures contract is similar in some respects to the purchase of a call option on an individual security. Depending on the pricing of the option compared to either the price of the futures contract upon which it is based or the price of the underlying debt securities, it may or may not be less risky than ownership of the futures contract or underlying debt securities. As with the purchase of futures contracts, when a Fund is not fully invested it may purchase a call option on a futures contract to hedge against a market advance due to declining interest rates.

      The writing of a call option on a futures contract constitutes a partial hedge against declining prices of the security or foreign currency which is deliverable upon exercise of the futures contract. If the futures price at expiration of the option is below the exercise price, a Fund will retain the full amount of the option premium which provides a partial hedge against any decline that may have occurred in the Fund's portfolio holdings. The writing of a put option on a futures contract constitutes a partial hedge against increasing prices of the security or foreign currency which is deliverable upon exercise of the futures contract. If the futures price at expiration of the option is higher than the exercise price, the Fund will retain the full amount of the option premium which provides a partial hedge against any increase in the price of securities which the Fund intends to purchase. If a put or call option the Fund has written is exercised, the Fund will incur a loss which will be reduced by the amount of the premium it receives. Depending on the degree of correlation between changes in the value of its portfolio securities and changes in the value of its futures positions, the Fund's losses from existing options on futures may to some extent be reduced or increased by changes in the value of portfolio securities.

      The purchase of a put option on a futures contract is similar in some respects to the purchase of protective put options on portfolio securities. For example, a Fund may purchase a put option on a futures contract to hedge its portfolio against the risk of rising interest rates.

      The amount of risk a Fund assumes when it purchases an option on a futures contract is the premium paid for the option plus related transaction costs. In addition to the correlation risks discussed above, the purchase of an option also entails the risk that changes in the value of the underlying futures contract will not be fully reflected in the value of the option purchased.

      The Board of Trustees of the Trust has adopted the requirement that futures contracts and options on futures contracts be used either (i) as a hedge without regard to any quantitative limitation, or (ii) for other purposes to the extent that immediately thereafter the aggregate amount of initial margin deposits on all (non-hedge) futures contracts of the Fund and premiums paid on outstanding (non-hedge) options on futures contracts owned by the Fund does not exceed 5% of the market value of the net assets of the Fund. In addition, the aggregate market value of the outstanding futures contracts purchased by the Fund may not exceed 50% of the market value of the total assets of the Fund. Neither of these restrictions will be changed by the Trust's Board of Trustees without considering the policies and concerns of the various applicable federal and state regulatory agencies.

      Options on Foreign Currencies. If permitted pursuant to its investment objectives and policies, a Fund may purchase and write options on foreign currencies for hedging purposes in a manner similar to that in which futures contracts on foreign currencies, or forward contracts, will be utilized. For example, a decline in the dollar value of a foreign currency in which portfolio securities are denominated will reduce the dollar value of such securities, even if their value in the foreign currency remains constant. In order to protect against such diminutions in the value of portfolio securities, the Fund may purchase put options on the foreign currency. If the value of the currency does decline, a Fund will have the right to sell such currency for a fixed amount in dollars and will thereby offset, in whole or in part, the adverse effect on its portfolio which otherwise would have resulted.

      Conversely, where a rise in the dollar value of a currency in which securities to be acquired are denominated is projected, thereby increasing the cost of such securities, the Fund may purchase call options thereon. The purchase of such options could offset, at least partially, the effects of the adverse movements in exchange rates. As in the case of other types of options, however, the benefit to the Fund deriving from purchases of foreign currency options will be reduced by the amount of the premium and related transaction costs. In addition, where currency exchange rates do not move in the direction or to the extent anticipated, the Fund could sustain losses on transactions in foreign currency options which would require it to forego a portion or all of the benefits of advantageous changes in such rates.

      A Fund may write options on foreign currencies for the same types of hedging purposes. For example, where a Fund anticipates a decline in the dollar value of foreign currency denominated securities due to adverse fluctuations in exchange rates it could, instead of purchasing a put option, write a call option on the relevant currency. If the expected decline occurs, the options will most likely not be exercised, and the diminution in value of portfolio securities will be offset by the amount of the premium received.

      Similarly, instead of purchasing a call option to hedge against an anticipated increase in the dollar cost of securities to be acquired, the Fund could write a put option on the relevant currency which, if rates move in the manner projected, will expire unexercised and allow the Fund to hedge such increased cost up to the amount of the premium. As in the case of other types of options, however, the writing of a foreign currency option will constitute only a partial hedge up to the amount of the premium, and only if rates move in the expected direction. If this does not occur, the option may be exercised and the Fund would be required to purchase or sell the underlying currency at a loss which may not be offset by the amount of the premium. Through the writing of options on foreign currencies, the Fund also may be required to forego all or a portion of the benefits which might otherwise have been obtained from favorable movements in exchange rates.

      Each Fund may write covered call options on foreign currencies. A call option written on a foreign currency by a Fund is "covered" if the Fund owns the underlying foreign currency covered by the call or has an absolute and immediate right to acquire that foreign currency without additional cash consideration (or for additional cash consideration held in a segregated account by its custodian) upon conversion or exchange of other foreign currency held by it. A call option is also covered if the Fund has a call on the same foreign currency and in the same principal amount as the call written where the exercise price of the call held (a) is equal to or less than the exercise price of the call written or (b) is greater than the exercise price of the call written if the difference is maintained by the Fund in cash, U.S. Government securities and other high quality liquid debt securities in a segregated account with its custodian.

      Each Fund may write call options on foreign currencies that are not covered for cross-hedging purposes. A call option on a foreign currency is for cross-hedging purposes if it is not covered, but is designed to provide a hedge against a decline in the U.S. dollar value of a security which the Fund owns or has the right to acquire and which is denominated in the currency underlying the option due to an adverse change in the exchange rate. In such circumstances, the Fund collateralizes the option by maintaining in a segregated account with its custodian, cash or U.S. Government securities or other high quality liquid debt securities in an amount not less than the value of the underlying foreign currency in U.S. dollars marked to market daily.

      Additional Risks of Options on Futures Contracts, Forward Contracts and Options on Foreign Currencies. Unlike transactions entered into by a Fund in futures contracts, options on foreign currencies and forward contracts are not traded on contract markets regulated by the CFTC or (with the exception of certain foreign currency options) by the SEC. To the contrary, such instruments are traded through financial institutions acting as market-makers, although foreign currency options are also traded on certain national securities exchanges, such as the Philadelphia Stock Exchange and the Chicago Board Options Exchange, subject to SEC regulation. Similarly, options on currencies may be traded over-the-counter. In an over-the-counter trading environment, many of the protections afforded to exchange participants will not be available. For example, there are no daily price fluctuation limits, and adverse market movements could therefore continue to an unlimited extent over a period of time. Although the purchaser of an option cannot lose more than the amount of the premium plus related transaction costs, this entire amount could be lost. Moreover, the option writer and a trader of forward contracts could lose amounts substantially in excess of their initial investments, due to the margin and collateral requirements associated with such positions.

      Options on foreign currencies traded on national securities exchanges are within the jurisdiction of the SEC, as are other securities traded on such exchanges. As a result, many of the protections provided to traders on organized exchanges will be available with respect to such transactions. In particular, all foreign currency option positions entered into on a national securities exchange are cleared and guaranteed by the Options Clearing Corporation ("OCC"), thereby reducing the risk of counterparty default. Further, a liquid secondary market in options traded on a national securities exchange may be more readily available than in the over-the-counter market, potentially permitting a Fund to liquidate open positions at a profit prior to exercise or expiration, or to limit losses in the event of adverse market movements.

      The purchase and sale of exchange-traded foreign currency options, however, is subject to the risks of the availability of a liquid secondary market described above, as well as the risks regarding adverse market movements, margining of options written, the nature of the foreign currency market, possible intervention by governmental authorities and the effects of other political and economic events. In addition, exchange-traded options on foreign currencies involve certain risks not presented by the over-the-counter market. For example, exercise and settlement of such options must be made exclusively through the OCC, which has established banking relationships in applicable foreign countries for this purpose. As a result, the OCC may, if it determines that foreign governmental restrictions or taxes would prevent the orderly settlement of foreign currency option exercises, or would result in undue burdens on the OCC or its clearing member, impose special procedures on exercise and settlement, such as technical changes in the mechanics of delivery of currency, the fixing of dollar settlement prices or prohibitions on exercise.

      As in the case of forward contracts, certain options on foreign currencies are traded over-the-counter and involve liquidity and credit risks which may not be present in the case of exchange-traded currency options. A Fund's ability to terminate over-the-counter options will be more limited than with exchange-traded options. It is also possible that broker-dealers participating in over-the-counter options transactions will not fulfill their obligations. Until such time as the staff of the SEC changes its position, each Fund will treat purchased over-the-counter options and assets used to cover written over-the-counter options as illiquid securities. With respect to options written with primary dealers in U.S. Government securities pursuant to an agreement requiring a closing purchase transaction at a formula price, the amount of illiquid securities may be calculated with reference to the repurchase formula.

      In addition, futures contracts, options on futures contracts, forward contracts and options on foreign currencies may be traded on foreign exchanges. Such transactions are subject to the risk of governmental actions affecting trading in or the prices of foreign currencies or securities. The value of such positions also could be adversely affected by (i) other complex foreign political and economic factors, (ii) lesser availability than in the United States of data on which to make trading decisions, (iii) delays in a Fund's ability to act upon economic events occurring in foreign markets during nonbusiness hours in the United States, (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States, and (v) lesser trading volume.

OPTIONS ON SECURITIES

      If permitted pursuant to its investment objectives and policies, a Fund may write (sell) covered call and put options to a limited extent on its portfolio securities ("covered options"). However, a Fund may forgo the benefits of appreciation on securities sold or may pay more than the market price on securities acquired pursuant to call and put options written by the Fund.

      When a Fund writes a covered call option, it gives the purchaser of the option the right to buy the underlying security at the price specified in the option (the "exercise price") by exercising the option at any time during the option period. If the option expires unexercised, the Fund will realize income in an amount equal to the premium received for writing the option. If the option is exercised, a decision over which a Fund has no control, the Fund must sell the underlying security to the option holder at the exercise price. By writing a covered call option, a Fund forgoes, in exchange for the premium less the commission ("net premium"), the opportunity to profit during the option period from an increase in the market value of the underlying security above the exercise price.

      When a Fund writes a covered put option, it gives the purchaser of the option the right to sell the underlying security to the Fund at the specified exercise price at any time during the option period. If the option expires unexercised, the Fund will realize income in the amount of the premium received for writing the option. If the put option is exercised, a decision over which a Fund has no control, the Fund must purchase the underlying security from the option holder at the exercise price. By writing a covered put option, a Fund, in exchange for the net premium received, accepts the risk of a decline in the market value of the underlying security below the exercise price. A Fund will only write put options involving securities for which a determination is made at the time the option is written that the Fund wishes to acquire the securities at the exercise price.

      A Fund may terminate its obligation as the writer of a call or put option by purchasing an option with the same exercise price and expiration date as the option previously written. This transaction is called a "closing purchase transaction." Where a Fund cannot effect a closing purchase transaction, it may be forced to incur brokerage commissions or dealer spreads in selling securities it receives or it may be forced to hold underlying securities until an option is exercised or expires.

      When a Fund writes an option, an amount equal to the net premium received by the Fund is included in the liability section of the Fund's Statement of Assets and Liabilities as a deferred credit. The amount of the deferred credit will be subsequently marked to market to reflect the current market value of the option written. The current market value of a traded option is the last sale price or, in the absence of a sale, the mean between the closing bid and asked price. If an option expires on its stipulated expiration date or if the Fund enters into a closing purchase transaction, the Fund will realize a gain (or loss if the cost of a closing purchase transaction exceeds the premium received when the option was sold), and the deferred credit related to such option will be eliminated. If a call option is exercised, the Fund will realize a gain or loss from the sale of the underlying security and the proceeds of the sale will be increased by the premium originally received. The writing of covered call options may be deemed to involve the pledge of the securities against which the option is being written. Securities against which call options are written will be segregated on the books of the custodian for the Fund.

      A Fund may purchase call and put options on any securities in which it may invest. A Fund would normally purchase a call option in anticipation of an increase in the market value of such securities. The purchase of a call option would entitle the Fund, in exchange for the premium paid, to purchase a security at a specified price during the option period. A Fund would ordinarily have a gain if the value of the securities increased above the exercise price sufficiently to cover the premium and would have a loss if the value of the securities remained at or below the exercise price during the option period.

      A Fund would normally purchase put options in anticipation of a decline in the market value of securities in its portfolio ("protective puts") or securities of the type in which it is permitted to invest. The purchase of a put option would entitle a Fund, in exchange for the premium paid, to sell a security, which may or may not be held in the Fund's portfolio, at a specified price during the option period. The purchase of protective puts is designed merely to offset or hedge against a decline in the market value of the Fund's portfolio securities. Put options also may be purchased by a Fund for the purpose of affirmatively benefiting from a decline in the price of securities which the Fund does not own. A Fund would ordinarily recognize a gain if the value of the securities decreased below the exercise price sufficiently to cover the premium and would recognize a loss if the value of the securities remained at or above the exercise price. Gains and losses on the purchase of protective put options would tend to be offset by countervailing changes in the value of underlying portfolio securities.

      Each Fund has adopted certain other non-fundamental policies concerning option transactions which are discussed below. A Fund's activities in options may also be restricted by the requirements of the Internal Revenue Code of 1986, as amended (the "Code"), for its qualification as a regulated investment company.

      The hours of trading for options on securities may not conform to the hours during which the underlying securities are traded. To the extent that the option markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying securities markets that cannot be reflected in the option markets. It is impossible to predict the volume of trading that may exist in such options, and there can be no assurance that viable exchange markets will develop or continue.

      Each Fund may engage in over-the-counter options transactions with broker-dealers who make markets in these options. At present, approximately ten broker-dealers, including several of the largest primary dealers in U.S. Government securities, make these markets. The ability to terminate over-the-counter option positions is more limited than with exchange-traded option positions because the predominant market is the issuing broker rather than an exchange, and may involve the risk that broker-dealers participating in such transactions will not fulfill their obligations. To reduce this risk, a Fund will purchase such options only from broker-dealers who are primary government securities dealers recognized by the Federal Reserve Bank of New York and who agree to (and are expected to be capable of) entering into closing transactions, although there can be no guarantee that any such option will be liquidated at a favorable price prior to expiration. The investment managers will monitor the creditworthiness of dealers with whom a Fund enters into such options transactions, under the general supervision of the Trust's Trustees.

OPTIONS ON SECURITIES INDICES

      In addition to options on securities, and if permitted pursuant to its investment objectives and policies, a Fund may also purchase and write (sell) call and put options on securities indices. Such options give the holder the right to receive a cash settlement during the term of the option based upon the difference between the exercise price and the value of the index. Such options will be used for the purposes described above under "Options on Securities."

      Options on securities indices entail risks in addition to the risks of options on securities. The absence of a liquid secondary market to close out options positions on securities indices is more likely to occur, although a Fund generally will only purchase or write such an option if its investment managers believe the option can be closed out.

      Use of options on securities indices also entails the risk that trading in such options may be interrupted if trading in certain securities included in the index is interrupted. A Fund will not purchase such options unless its investment managers believe the market is sufficiently developed such that the risk of trading in such options is no greater than the risk of trading in options on securities.

      Price movements in the Fund's securities may not correlate precisely with movements in the level of an index and, therefore, the use of options on indices cannot serve as a complete hedge. Because options on securities indices require settlement in cash, the investment managers may be forced to liquidate portfolio securities to meet a Fund's settlement obligations.

SHORT SALES "AGAINST THE BOX"

      In a short sale, a Fund sells a borrowed security and has a corresponding obligation to the lender to return the identical security. A Fund may engage in short sales only if at the time of the short sale it owns or has the right to obtain, at no additional cost, an equal amount of the security being sold short. This investment technique is known as a short sale "against the box".

      In a short sale, the seller does not immediately deliver the securities sold and is said to have a short position in those securities until delivery occurs. If a Fund engages in a short sale, the collateral for the short position will be maintained by its custodian or qualified sub-custodian. While the short sale is open, a Fund maintains in a segregated account an amount of securities equal in kind and amount to the securities sold short or securities convertible into or exchangeable for such equivalent securities. These securities constitute the Fund's long position.

      A Fund will not engage in short sales against the box for investment purposes. A Fund may, however, make a short sale as a hedge, when it believes that the price of a security may decline, causing a decline in the value of a security (or a security convertible or exchangeable for such security), or when a Fund wants to sell the security at an attractive current price, but also wishes to defer recognition of gain or loss for federal income tax purposes or for purposes of satisfying certain tests applicable to regulated investment companies under the Code. In such case, any future losses in a Fund's long position should be reduced by a gain in the short position. Conversely, any gain in the long position should be reduced by a loss in the short position. The extent to which such gains or losses are reduced depends upon the amount of the security sold short relative to the amount a Fund owns. There are certain additional transaction costs associated with short sales against the box, but a Fund will endeavor to offset these costs with the income from the investment of the cash proceeds of short sales.

      As a non-fundamental operating policy, not more than 40% of a Fund's total assets would be involved in short sales against the box.

CERTAIN OTHER OBLIGATIONS

      In order to allow for investments in new instruments that may be created in the future, upon the Trust supplementing the Funds' Prospectus, a Fund may invest in obligations other than those listed previously, provided such investments are consistent with such Fund's investment objective, policies and restrictions.

RATING SERVICES

      Ratings represent the opinions of rating services as to the quality of the securities that they undertake to rate. It should be emphasized, however, that ratings are relative and subjective and are not absolute standards of quality. Although these ratings are an initial criterion for selection of portfolio investments, the investment managers also make their own evaluations of these securities, subject to review by the Board of Trustees of the Trust. After purchase by a Fund, an obligation may cease to be rated or its rating may be reduced below the minimum required for purchase by the Fund. Neither event would require a Fund to dispose of the obligation, but its adviser or subadviser will consider such an event in its determination of whether the Fund should continue to hold the obligation. A description of the ratings used herein and in the Funds' Prospectus is set forth in the Appendix to this Statement of Additional Information.

      Except as stated otherwise, all investment policies and restrictions described herein are non-fundamental, and may be changed without prior shareholder approval.

                             INVESTMENT RESTRICTIONS

      The following investment restrictions are "fundamental policies" of each Fund and may not be changed with respect to a Fund without the approval of a "majority of the outstanding voting securities" of the Fund. "Majority of the outstanding voting securities" under the 1940 Act and as used in this Statement of Additional Information and the Prospectus means, with respect to a Fund, the lesser of (i) 67% or more of the outstanding voting securities of the Fund present at a meeting, if the holders of more than 50% of the outstanding voting securities of the Fund are present or represented by proxy, or (ii) more than 50% of the outstanding voting securities of the Fund.

      Shareholders of the Bond Index Fund, which invests through the Bond Index Portfolio, should be aware that the fundamental policies of the Bond Index Portfolio may not be changed without the approval of a "majority of the outstanding voting securities" of such Portfolio, i.e., the holders of the beneficial interests of the Portfolio. Whenever the Trust is requested to vote on a fundamental policy of the Bond Index Portfolio, the Trust will hold a meeting of the Bond Index Fund's shareholders and will cast its vote as instructed by that Fund's shareholders.

      With respect to each fundamental investment restriction and each non-fundamental investment policy listed below, if a percentage restriction (other than a restriction as to borrowing) or a rating restriction on investment or utilization of assets is adhered to at the time an investment is made or assets are so utilized, a later change in such percentage resulting from changes in a Fund's total assets or the value of a Fund's securities, or a later change in the rating of a portfolio security, will not be considered a violation of the relevant restriction or policy.

      As a matter of fundamental policy, each Fund may not (except that no investment restriction of a Fund shall prevent a Fund from investing all of its investable assets in an open-end management investment company with substantially the same investment objective and policies as the Fund):

      (1) borrow money or mortgage or hypothecate assets of the Fund, except that in an amount not to exceed 1/3 of the current value of the Fund's assets (including such borrowing) less liabilities (not including such borrowing), it may borrow money, enter into reverse repurchase agreements, and purchase when-issued securities, and except that it may pledge, mortgage or hypothecate its assets to secure such borrowings, reverse repurchase agreements, or when-issued securities, provided that collateral arrangements with respect to options and futures, including deposits of initial margin and variation margin, are not considered a pledge of assets for purposes of this restriction, and except that assets may be pledged to secure letters of credit solely for the purpose of participating in a captive insurance company sponsored by the Investment Company Institute. The Fund will not purchase securities while borrowings exceed 5% of the Fund's total assets;

      (2) underwrite securities issued by other persons except insofar as the Trust or a Fund may technically be deemed an underwriter under the 1933 Act in selling a portfolio security;

      (3) make loans to other persons except (a) through the lending of the Fund's portfolio securities and provided that any such loans not exceed 30% of the Fund's total assets (taken at market value), (b) through the use of repurchase agreements or the purchase of short-term obligations, or (c) by purchasing debt securities of types distributed publicly or privately;

      (4) purchase or sell real estate (including limited partnership interests in partnerships substantially all of whose assets consist of real estate but excluding securities secured by real estate or interests therein), interests in oil, gas or mineral leases, commodities or commodity contracts (except futures and option contracts) in the ordinary course of business (the Trust may hold and sell, for a Fund's portfolio, real estate acquired as a result of the Fund's ownership of securities);

      (5) invest 25% or more of its assets in any one industry (excluding U.S. Government securities), unless, in the case of the Bond Index Fund, the bonds issued by companies in a single industry were to comprise 25% or more of Lehman Brothers Aggregate Bond Index, in which case such Fund will invest 25% or more of its assets in that industry; or

      (6) issue any senior security (as that term is defined in the 1940 Act) if such issuance is specifically prohibited by the 1940 Act or the rules and regulations promulgated thereunder, provided that collateral arrangements with respect to options and futures, including deposits of initial deposit and variation margin, are not considered to be the issuance of a senior security for purposes of this restriction.

      State and Federal Restrictions. In order to comply with certain state and federal statutes and policies each Fund will not as a matter of operating policy (except that no operating policy shall prevent a Fund from investing all of its investable assets in an open-end investment company with substantially the same investment objective and policies as the Fund):

      (i) purchase any security or evidence of interest therein on margin, except that such short-term credit as may be necessary for the clearance of purchases and sales of securities may be obtained and except that deposits of initial deposit and variation margin may be made in connection with the purchase, ownership, holding or sale of futures;

     (ii) invest  for  the  purpose  of  exercising   control  or
          management;

    (iii) purchase securities issued by any other investment company except by purchase in the open market where no commission or profit to a sponsor or dealer results from such purchase other than the customary broker's commission, or except when such purchase, though not made in the open market, is part of a plan of merger or consolidation; provided, however, that securities of any investment company will not be purchased for the Fund if such purchase at the time thereof would cause (a) more than 10% of the Fund's total assets (taken at the greater of cost or market value) to be invested in the securities of such issuers; (b) more that 5% of the Fund's total assets (taken at the greater of cost or market value) to be invested in any one investment company; or (c) more than 3% of the outstanding voting securities of any such issuer to be held for the Fund;

     (iv) purchase securities of any issuer if such purchase at the time thereof would cause the Fund to hold more than 10% of any class of securities of such issuer, for which purposes all indebtedness of an issuer shall be deemed a single class and all preferred stock of an issuer shall be deemed a single class, except that futures or option contracts shall not be subject to this restriction;

      (v) purchase or retain in the Fund's portfolio any securities issued by an issuer any of whose officers, directors, trustees or security holders is an officer or Trustee of the Trust, or is an officer or partner of the investment adviser or subadviser of the Fund, if after the purchase of the securities of such issuer for the Fund one or more of such persons owns beneficially more than 1/2 of 1% of the shares or securities, or both, all taken at market value, of such issuer, and such persons owning more than 1/2 of 1% of such shares or securities together own beneficially more than 5% of such shares or securities, or both, all taken at market value;

     (vi) invest more than 5% of the Fund's net assets in warrants (valued at the lower of cost or market), but not more than 2% of the Fund's net assets may be invested in warrants not listed on the New York Stock Exchange or the American Stock Exchange;

    (vii) make short sales of securities or maintain a short position (excluding short sales if the Fund owns an equal amount of such securities or securities convertible into or exchangeable for, without payment of any further consideration, securities of equivalent kind and amount) if such short sales represent more than 25% of the Fund's net assets (taken at market value); provided, however, that the value of the Fund's short sales of securities (excluding U.S. Government securities) of any one issuer may not be greater than 2% of the value (taken at market value) of the Fund's net assets or more than 2% of the securities of any class of any issuer;

   (viii) enter into repurchase agreements providing for settlement in more than seven days after notice, or purchase securities which are not readily marketable, if, in the aggregate, more than 15% of its net assets would be so invested; or

     (ix) purchase puts, calls, straddles, spreads or any combination thereof, if by reason of such purchase the value of its aggregate investment in such securities would exceed 5% of the Fund's total assets.

      Policies (i) through (ix) may be changed by the Board of Trustees of the Trust.

                PORTFOLIO TRANSACTIONS AND BROKERAGE COMMISSIONS

      Except as may be required to ensure satisfaction of certain tests applicable to regulated investment companies under the Code, portfolio changes are made without regard to the length of time a security has been held, or whether a sale would result in the recognition of a profit or loss. Each Fund may engage in short-term trading to achieve its investment objective(s). Portfolio turnover may vary greatly from year to year as well as within a particular year. It is expected that the Income Fund's and Total Return Bond Fund's turnover rates may remain higher than those of many other investment companies with similar investment objectives and policies; however, since brokerage commissions are not normally paid on instruments purchased by these Funds, portfolio turnover is not expected to have a material effect on the net asset value of either Fund. Each Fund's portfolio turnover rate may also be affected by cash requirements for redemptions of shares and by regulatory provisions which enable a Fund to receive certain favorable tax treatment. Portfolio turnover will not be a limiting factor in making portfolio decisions. Portfolio trading is engaged in for a Fund if its investment managers believe that a transaction net of costs (including custodian charges) will help achieve the Fund's investment objective.

      A Fund's purchase and sales of securities may be principal transactions, that is, securities may be purchased directly from the issuer or from an underwriter or market maker for the securities. There usually are no brokerage commissions paid for such purchases and, therefore, the Funds do not anticipate paying brokerage commissions in such transactions. Purchases and sales of the Bond Index Fund's, Income Fund's and Total Return Bond Fund's portfolio securities will usually be principal transactions without brokerage commissions. Any transactions for which a Fund pays a brokerage commission will be effected at the best price and execution available. Purchases from underwriters of securities include a commission or concession paid by the issuer to the underwriter, and purchases from dealers serving as market makers include the spread between the bid and the asked price.

      Allocations of transactions, including their frequency, to various dealers is determined by the investment managers in their best judgment and in a manner deemed to be in the best interest of the investors in the applicable Fund rather than by any formula. The primary consideration is prompt execution of orders in an effective manner at the most favorable price.

      The Advisory and Subadvisory Agreements provide that, in executing portfolio transactions and selecting brokers or dealers, the investment managers will seek to obtain the best net price and the most favorable execution. The investment managers shall consider factors they deem relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer, and the reasonableness of the commission, if any, for the specific transaction and on a continuing basis.

      In addition, the Advisory and Subadvisory Agreements authorize the investment managers, to the extent permitted by law and subject to the review of the Trust's Board of Trustees (or Federated Portfolios' Board of Trustees, in the case of the Bond Index Portfolio), to cause the Funds to pay a broker which furnishes brokerage and research services a higher commission than that which might be charged by another broker for effecting the same transaction, provided that the investment managers determine in good faith that such commission is reasonable in relation to the value of the brokerage and research services provided by such broker, viewed in terms of either that particular transaction or the overall responsibilities of the investment managers to the accounts as to which it exercises investment discretion. Such brokerage and research services might consist of reports and statistics on specific companies or industries, general summaries of groups of stocks and their comparative earnings, or broad overviews of the stock market and the economy. Such services might also include reports on global, regional, and country-by-country prospects for economic growth, anticipated levels of inflation, prevailing and expected interest rates, and the outlook for currency relationships.

      Supplementary research information so received is in addition to and not in lieu of services required to be performed by the investment managers and does not reduce the investment advisory fees (if any) payable by the Funds. Such information may be useful to the investment managers in serving the Funds and other clients and, conversely, supplemental information obtained by the placement of business of other clients may be useful to the investment managers in carrying out their obligations to the Funds.

      Investment decisions for a Fund will be made independently from those for any other account or investment company that is or may in the future become managed by its investment managers or any of their affiliates. If, however, a Fund and other investment companies or accounts managed by the same investment manager are contemporaneously engaged in the purchase or sale of the same security, the transactions may be averaged as to price and allocated equitably to each account. In some cases, this policy might adversely affect the price paid or received by a Fund or the size of the position obtainable for the Fund. In addition, when purchases or sales of the same security for a Fund and for other investment companies managed by the same investment manager occur contemporaneously, the purchase or sale orders may be aggregated in order to obtain any price advantages available to large denomination purchases or sales. Furthermore, in certain circumstances affiliates of the investment managers whose investment portfolios are managed internally, rather than by the investment managers, might seek to purchase or sell the same type of investments at the same time as a Fund. Such an event might also adversely affect that Fund.

     The following Funds1/ paid the following approximate brokerage commissions for their respective fiscal periods from commencement of operations2/ through May 31, 1995: Equity Fund: $27,636; Balanced Fund: $43,886; Equity Growth Fund:
$163,537; International Equity Fund: $33,014; Bond Index, Income and Total Return Bond Funds: $0.

PORTFOLIO TURNOVER

      Set forth below are the portfolio turnover rates for the Funds3/ for the indicated periods. A rate of 100% indicates that the equivalent of all of a Fund's assets have been sold and reinvested in a year. High portfolio turnover may result in the realization of substantial net capital gains or losses. To the extent net short term capital gains are realized, any distributions resulting from such gains are considered ordinary income for federal income tax purposes. See Taxation below. Portfolio turnover rates from commencement of operations4/ through May 31, 1995 were as follows: Equity Fund, 34%; Income Fund, 34%; Total Return Bond Fund, 84%; Bond Index Fund, 67%; Balanced Fund, 57%; Equity Growth Fund, 122%; International Equity Portfolio, 8%.

                             PERFORMANCE INFORMATION

                        STANDARD PERFORMANCE INFORMATION

      From time to time, quotations of the Funds' performance may be included in advertisements, sales literature or shareholder reports. These performance figures are calculated in the following manner:

      YIELD. The Bond Index, Income and Total Return Bond Funds may quote the standardized effective 30-day (or one month) yield for their respective shares, calculated in accordance with the method prescribed by the Securities and Exchange Commission for mutual funds. Such yield will be calculated for such Fund's shares according to the following formula:

      Yield = 2 (ab/cd + 1)6

Where:     a = dividends and interest earned during the period.

           b = expenses   accrued   for   the   period   (net  of
               reimbursements).

           c = average daily number of shares outstanding that were entitled to receive dividends.

           d = maximum offering price per share on the last day of the period.

      For the purpose of determining interest earned during the period (variable "a" in the formula), each Fund computes the yield to maturity of any debt obligation held by it based on the market value of the obligation (including actual accrued interest) at the close of business on the last business day of each month, or, with respect to obligations purchased during the month, the purchase price (plus actual accrued interest). Such yield is then divided by 360, and the quotient is multiplied by the market value of the obligation (including actual accrued interest) in order to determine the interest income on the obligation for each day of the subsequent month that the obligation is in the portfolio. It is assumed in the above calculation that each month contains 30 days. Also, the maturity of a debt obligation with a call provision is deemed to be the next call date on which the obligation reasonably may be expected to be called or, if none, the maturity date. Each Fund calculates interest gained on tax-exempt obligations issued without original issue discount and having a current market discount by using the coupon rate of interest instead of the yield to maturity. In the case of tax-exempt obligations with original issue discount, where the discount based on the current market value exceeds the then-remaining portion of original issue discount, the yield to maturity is the imputed rate based on the original issue discount calculation. Conversely, where the discount based on the current market value is less than the remaining portion of the original issue discount, the yield to maturity is based on the market value.

      Expenses accrued for the period (variable "b" in the formula) include all recurring fees charged by a Fund to all shareholder accounts in proportion to the length of the base period and that Fund's mean (or median) account size. Undeclared earned income will be subtracted from the maximum offering price per share (variable "d" in the formula).

      The Balanced Fund may quote standardized effective 30-day (or one month) yield for the fixed income portion of its portfolio, calculated in the same manner as specified above.

      TOTAL RETURN. Each Fund's "average annual total return" may be quoted, and such return is computed by determining the average annual compounded rate of return during specified periods that equates the initial amount invested to the ending redeemable value of such investment according to the following formula:

      T = [(ERV/P)1/n - 1]

Where:     T =    average annual total return.

           ERV = ending redeemable value of a hypothetical $1,000 payment made at the beginning of the 1-, 5- or 10-year (or other) periods at the end of the applicable period (or a fractional portion thereof).

           P =    hypothetical initial payment of $1,000.

           n = period covered by the computation, expressed in years.

      The calculation is made assuming that (1) all dividends and capital gains distributions are reinvested on the reinvestment dates at the price per share existing on the reinvestment date, (2) all recurring fees charged to all shareholder accounts are included, and (3) for any account fees that vary with the size of the account, a mean (or median) account size in the Fund during the periods is reflected. The ending redeemable value (variable "ERV", in the formula) is determined by assuming complete redemption of the hypothetical investment after deduction of all nonrecurring charges at the end of the measuring period.

      DISTRIBUTION RATE. Each Fund may also quote its distribution rate. Distribution rate is calculated by annualizing the per share distribution for the most recent calendar month and dividing such annualized distribution by the net asset value per share on the last day of such month. The distribution rate of a Fund will not be used in advertising unless accompanied by standard performance measures.

      PERFORMANCE RESULTS. Any yield or total return quotation provided for a Fund should not be considered as representative of the performance of that Fund in the future since the net asset value of shares of that Fund will vary based not only on the type, quality and maturities of the securities held by it, but also on changes in the current value of such securities and on changes in the expenses of the Fund. These factors and possible differences in the methods used to calculate yields and total return should be considered when comparing the yield and total return of a Fund to yields and total rates of return published for other investment companies or other investment vehicles. Total return reflects the performance of both principal and income.

      Below is set forth historical return information for the Funds for the periods indicated (in each case the period end is May 31, 1995):

Excelsior Institutional Equity Fund: average annual total return, commencement of operations(*) to period end: 10.80%; aggregate total return, commencement of operations(*) to period end: 10.80%.

Excelsior Institutional Income Fund: 30-day yield for the period ending May 31, 1995: 6.46%; average annual total return, commencement of operations(*) to period end: 7.51%; aggregate total return, commencement of operations(*) to period end: 7.51%.

Excelsior Institutional Total Return Bond Fund: 30-day yield for the period ending May 31, 1995: 6.70%; average annual total return, commencement of operations(*) to period end: 9.40%; aggregate total return, commencement of operations(*) to period end: 9.40%.

Excelsior Institutional Bond Index Fund: 30-day yield for the period ending
May 31, 1995: 6.74%; average annual total return, commencement of operations(*) to period end: 11.03%; aggregate total return, commencement of operations(*) to period end: 11.03%.

Excelsior Institutional Balanced Fund: 30-day yield for the period ending
May 31, 1995: 4.66%; average annual total return, commencement of operations(*) to period end: 14.59%; aggregate total return, commencement of operations(*) to period end: 14.59%.

Excelsior Institutional Equity Growth Fund: average annual total return, commencement of operations(*) to period end: 13.38%; aggregate total return, commencement of operations(*) to period end: 13.38%.

Excelsior Institutional International Equity Fund: average annual total return, commencement of operations(*) to period end: 12.57%; aggregate total return, commencement of operations(*) to period end: 12.57%.

----------------
(*) The Funds commenced operations on the following dates: Equity and Income Funds, January 16, 1995; Total Return Bond Fund, January 19, 1995; Bond Index, Balanced and Equity Growth Funds, July 11, 1994; and International Equity Fund, January 24, 1995.

                         COMPARISON OF FUND PERFORMANCE

      Comparisons of non-standardized performance measures of various investments are valid only if performance is calculated in the same manner for each measure in the comparison. Since there are different methods of calculating performance, investors should consider the effect of the methods used to calculate performance when comparing the performance of a Fund with performance quoted with respect to other investment companies or types of investments.

      In connection with communicating its performance to current or prospective shareholders, each Fund also may compare these figures to the performance of other mutual funds tracked by mutual fund rating services or to unmanaged indices which may assume reinvestment of dividends but generally do not reflect deductions for administrative and management costs. Some Funds may invest in some instruments not eligible for inclusion in such an index, and may be prohibited from investing in some instruments included in this index. Evaluations of a Fund's performance made by independent sources may also be used in advertisements concerning such Fund. Sources for a Fund's performance information may include, but are not limited to, the following:

Asian Wall Street Journal, a weekly Asian newspaper that often reviews U.S. mutual funds investing internationally.

Barron's, a Dow Jones and Company, Inc. business and financial weekly that periodically reviews mutual fund performance data.

Business Week, a national business weekly that periodically reports the performance rankings and ratings of a variety of mutual funds investing abroad.

Changing Times, The Kiplinger Magazine, a monthly investment advisory publication that periodically features the performance of a variety of securities.

Consumer Digest, a monthly business/financial magazine that includes a "Money Watch" section featuring financial news.

Donoghue's Money Fund Report, a weekly publication of the Donoghue Organization, Inc., of Holliston, Massachusetts, reporting on the performance of the nation's money market funds, summarizing money market fund activity, and including certain averages as performance benchmarks, specifically "Donoghue's Money Fund Average" and "Donoghue's Government Money Fund Average."

Financial Times, Europe's business newspaper, which features from time to time articles on international or country-specific funds.

Financial World, a general business/financial magazine that includes a "Market Watch" department reporting on activities in the mutual fund industry.

Forbes, a national business publication that from time to time reports the performance of specific investment companies in the mutual fund industry.

Fortune, a national business publication that periodically rates the performance of a variety of mutual funds.

Investor's Daily, a daily newspaper that features financial, economic and business news.

Lipper Analytical Services, Inc.'s Mutual Fund Performance Analysis, a weekly publication of industry-wide mutual fund averages by type of fund.

Money, a monthly magazine that from time to time features both specific funds and the mutual fund industry as a whole.

New York Times, a nationally distributed newspaper which regularly covers financial news.

Personal Investing News, a monthly news publication that often reports on investment opportunities and market conditions.

Personal Investor, a monthly investment advisory publication that includes a "Mutual Funds Outlook" section reporting on mutual fund performance measures, yields, indices and portfolio holdings.

Success, a monthly magazine targeted to the world of entrepreneurs and growing business, often featuring mutual fund performance data.

U.S. News and World Report, a national business weekly that periodically reports mutual fund performance data.

Wall Street Journal, a Dow Jones and Company, Inc. newspaper which regularly covers financial news.

Weisenberger Investment Companies Services, an annual compendium of information about mutual funds and other investment companies, including comparative data on funds' backgrounds, management policies, salient features, management results, income and dividend records, and price ranges.

Working Women, a monthly publication that features a "Financial Workshop" section reporting on the mutual fund/financial industry.

World Investor, a European publication that periodically reviews the performance of U.S. mutual funds investing internationally.

            DETERMINATION OF NET ASSET VALUE; VALUATION OF SECURITIES

      The Trust determines the net asset value of the shares of each Fund each day that the New York Stock Exchange (the "NYSE") is open for business (a "Business Day"). As a result, each Fund will normally determine its net asset value every weekday except for the following holidays: New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Columbus Day, Thanksgiving Day and Christmas. Daily determinations of net asset value for each Fund are made at 4:00 p.m. (Eastern time) by dividing the total assets of a Fund less all of its liabilities, by the total number of shares of the Fund outstanding at the time the determination is made. Purchases and redemptions will be effected at the time of determination of net asset value next following the receipt of any purchase or redemption order deemed to be in good order. See "How To Purchase, Exchange and Redeem Shares" in the Prospectus.

      Portfolio securities are valued on the basis of market quotations when they are readily available. Each Fund values mortgage-backed and other debt securities for which market quotations are not readily available at their fair value as determined in good faith, utilizing procedures approved by the Board of Trustees of the Trust, on the basis of valuations provided either by dealers or a pricing service. Absent unusual circumstances, debt securities having a remaining maturity of sixty days or less when purchased, and debt securities originally purchased with maturities in excess of sixty days but which currently have maturities of sixty days or less, are valued at cost adjusted for amortization of premiums and accretion of discounts.

      Interest rate futures contracts held by a Fund are valued on the basis of closing market quotations, which are normally available daily. When market quotations are not readily available, the fair value of these contracts will be determined in good faith utilizing procedures approved by the Board of Trustees of the Trust.

      A determination of value used in calculating net asset value must be a fair value determination made in good faith utilizing procedures approved by the Trust's Board of Trustees. While no single standard for determining fair value exists, as a general rule, the current fair value of a security would appear to be the amount which a Fund could expect to receive upon its current sale. Some, but not necessarily all, of the general factors which may be considered in determining fair value include: (i) the fundamental analytical data relating to the investment; (ii) the nature and duration of restrictions on disposition of the securities; and (iii) an evaluation of the forces which influence the market in which these securities are purchased and sold. Without limiting or including all of the specific factors which may be considered in determining fair value, some of the specific factors include: type of security, financial statements of the issuer, cost at date of purchase, size of holding, discount from market value, value of unrestricted securities of the same class at the time of purchase, special reports prepared by analysts, information as to any transactions or offers with respect to the security, existence of merger proposals or tender offers affecting the securities, price and extent of public trading in similar securities of the issuer or comparable companies, and other relevant matters.

      The Bond Index Fund, as an investor in the Federated Portfolios, may add to or reduce its investment in the Bond Index Portfolio on each Business Day. As of 4:00 p.m. (Eastern time) on each such day, the value of each investor's interest in the Bond Index Portfolio will be determined by multiplying the net asset value of that Portfolio by the percentage representing that investor's share of the aggregate beneficial interests in the Portfolio. Any additions or reductions which are to be effected on that day will then be effected. The investor's percentage of the aggregate beneficial interests in the Bond Index Portfolio will then be recomputed as the percentage equal to the fraction (i) the numerator of which is the value of such investor's investment in that Portfolio as of 4:00 p.m. on such day plus or minus, as the case may be, the amount of net additions to or reductions in the investor's investment in the Portfolio effected on such day, and (ii) the denominator of which is the aggregate net asset value of the Portfolio as of 4:00 p.m. on such day plus or minus, as the case may be, the amount of the net additions to or reductions in the aggregate investments in the Portfolio by all investors in the Portfolio. The percentage so determined will then be applied to determine the value of the investor's interest in that Portfolio as of 4:00 p.m. on the following Business Day.

            ADDITIONAL PURCHASE, EXCHANGE, AND REDEMPTION INFORMATION

      Shares are continuously offered for sale by Edgewood Services, Inc. (the "Distributor"). As described in the Prospectus, Shares are offered for sale directly only to institutional investors ("Institutional Investors"). Different types of Customer accounts at certain Institutional Investors (a "Shareholder Organization") may be used to purchase Shares, including eligible agency and trust accounts. Investors purchasing Shares may include officers, directors, or employees of the particular Shareholder Organization.

      As stated in the Prospectus, no sales charge is imposed by the Trust on the purchase of Shares or reinvestment of dividends or distributions. Additionally, the Trust does not currently charge any fees for the exchange of shares of one Fund for another Fund.

      Shareholders should be aware, however, that certain Shareholder Organizations may charge a Customer's account fees for exchange orders and other cash management services provided. Customers should contact their Shareholder Organization directly for further information.

      The Trust may suspend the right of redemption or postpone the date of payment for Shares for more than 7 days during any period when (a) trading on the NYSE is restricted by applicable rules and regulations of the Securities and Exchange Commission; (b) the NYSE is closed for other than customary weekend and holiday closings; (c) the Securities and Exchange Commission has by order permitted such suspension; or (d) an emergency exists as determined by the Securities and Exchange Commission.

      In the event that Shares are redeemed in cash at their net asset value, a shareholder may receive in payment for such Shares an amount that is more or less than his original investment due to changes in the market prices of that Fund's portfolio securities.

                             OTHER INVESTOR PROGRAMS

      As described in the Prospectus, Shares of the Funds may be purchased in connection with certain Retirement Programs. Customers of Shareholder Organizations should contact their Shareholder Organization directly to determine their participation in certain services and programs.

                             MANAGEMENT OF THE TRUST

                       TRUSTEES AND OFFICERS OF THE TRUST

      The Trustees and officers of the Trust, their dates of birth and their principal occupations during the past five years are set forth below. Their titles may have varied during that period.

TRUSTEES

     RODMAN L. DRAKE -- Trustee; Director, Parsons Brinkerhoff, Inc., (engineering firm) (since 1995); President, R.L. Drake & Co. Inc. (investment and consulting firm) (since 1991); Trustee, Hyperion Total Return Fund, Inc., and three other closed-end funds for which Hyperion Capital Management, Inc. is the investment adviser; Co-Chairman, KMR Power Corporation (power plants) (since
1993); Chairman, Car Rental Systems do Brazil S.A. (Hertz licensee for Brazil) (since 1994); Managing Director and Chief Executive Officer, Cresap, McCormick & Paget, Inc. (subsequently, Cresap, a Towers Perrin Company) (from 1980 to 1990); Director, Alex. Brown & Sons, Inc. (1989 to 1991); Director, Mueller Industries, Inc. (1992 to 1994). His date of birth is February 2, 1943. His address is c/o KMR Power Corp., 30 Rockefeller Plaza, Suite 5425, New York, NY 10112.

     W. WALLACE MCDOWELL, JR. -- Trustee; Private Investor (since 1994); Managing Director, Morgan Lewis Githens & Ahn (1991 to 1994); Chairman and Chief Executive Officer, The Prospect Group, Inc. (1983 to 1990) and Director, U.S. Homecare Corporation (since 1992), Grossmans, Inc. (since 1993), Children's Discovery Centers (since 1984), Interactive Technologies, Inc. (since 1992) and Jack Morton Productions (since 1987). His date of birth is November 7, 1936. His address is c/o Prospect Capital Corporation, 43 Arch Street, Greenwich, Connecticut 06830.

      JONATHAN PIEL -- Trustee; President and Editor, Scientific American, Inc. (1969 to 1994); Director, Group for The South Fork, Bridgehampton, New York (since October 1993); Member, Advisory Committee, Knight Journalism Fellowships, MIT. His date of birth is November 23, 1938. His address is 558 East 87th Street, New York, NY 10128.

EXECUTIVE OFFICERS OF THE TRUST

     JOSEPH S. MACHI -- President; Director, Proprietary Funds Management, Federated Administrative Services, since 1991; Manager, Audit Department, Federated Administrative Services, since 1989. His address is Federated Investors Tower, Pittsburgh, PA.

      JOHN M. CORCORAN -- Assistant Treasurer; Second Vice President, Chase Global Funds Services Company (since 1993); Audit Manager, Ernst & Young (1987 to 1993). His address is c/o Chase Global Funds Services Company, 73 Tremont Street, Boston, MA 02108.

      MICHAEL LEARY -- Assistant Secretary; Assistant Treasurer, Chase Global Funds Services Company (since 1993); Audit Manager, Ernst & Young (1988 to
1993). His address is c/o Chase Global Funds Services Company, 73 Tremont Street, Boston, MA 02108.

      Each Trustee is paid an annual fee as follows for serving as Trustee of the Trust, and is reimbursed for expenses incurred in connection with service as a Trustee. The compensation paid to the Trustees for the fiscal year ended May 31, 1995 is set forth below. The Trustees may hold various other directorships unrelated to these funds.



                                   PENSION OR                TOTAL
                                   RETIREMENT                COMPENSATION
                                   BENEFITS     ESTIMATED    FROM THE
                    AGGREGATE      ACCRUED AS   ANNUAL       TRUST AND
                    COMPENSATION   PART OF      BENEFITS     FUND COMPLEX
                    FROM THE       TRUST        UPON         PAID TO
                    TRUST          EXPENSES     RETIREMENT   TRUSTEES

Rodman L. Drake     $5,000         None         None         $5,000
W. Wallace McDowell $5,250         None         None         $5,250
Jonathan Piel       $5,250         None         None         $5,250


     As used in the above compensation table, the term "Fund Complex" shall refer to the Trust, Excelsior Funds, Inc. (formerly known as UST Master Funds, Inc.), Excelsior Tax-Exempt Funds, Inc. (formerly known as UST Master Tax-Exempt Funds, Inc.) and UST Master Variable Series, Inc. The Trust has no pension plan.

                TRUSTEES AND OFFICERS OF THE FEDERATED PORTFOLIOS

      The Trustees and officers of the Federated Portfolios, their dates of birth and principal occupations during the past five years are set forth below. Their titles may have varied during that period. Asterisks indicate those Trustees who are "interested persons" (as defined in the 1940 Act) of the Federated Portfolios.

     TRUSTEES

     JOHN F. DONAHUE* -- Chairman of the Board and Trustee of Federated Portfolios; Chairman and Trustee, Federated Investors, Federated Advisers, Federated Management, Federated Research; Chairman and Director, Federated Research Corp. and Federated Global Research Corp.; Chairman, Passport Research, Ltd.; Chief Executive Officer and Director, Trustee or Managing General Partner of 74 investment companies for which subsidiaries of Federated Investors serve as investment adviser, administrator and/or distributor (the "Federated Fund Complex"). Mr. Donahue is the father of J. Christopher Donahue, a Trustee and President of Federated Portfolios. His date of birth is July 28, 1924. His address is Federated Investors Tower, Pittsburgh, PA.

     THOMAS G. BIGLEY -- Director, Oberg Manufacturing Co.; Chairman of the Board, Children's Hospital of Pittsburgh; Director, Trustee, or Managing General Partner of 74 investment companies within the Federated Fund Complex; formerly Senior Partner, Ernst & Young LLP. His date of birth is February 3, 1934 His address is 28th Floor, One Oxford Centre, Pittsburgh, PA.

     JOHN T. CONROY, JR. -- President, Investment Properties Corporation; Senior Vice President, John R. Wood and Associates, Inc., Realtors; President, Northgate Village Development Corporation; Partner or Trustee in private real estate ventures in Southwest Florida; Director, Trustee, or Managing General Partner of 74 investment companies within the Federated Fund Complex; formerly, President, Naples Property Management, Inc. His date of birth is June 23, 1937. His address is Wood/IPC Commercial Department, John R. Wood and Associates, Inc., Realtors, 3255 Tamiami Trail North, Naples, FL.

     WILLIAM J. COPELAND -- Director and member of the Executive Committee, Michael Baker, Inc; Director, Trustee or Managing General Partner of 74 investment companies within the Federated Fund Complex; formerly, Vice Chairman and Director, PNC Bank, N.A. and PNC Bank Corp. and Director, Ryan Homes, Inc. His date of birth is July 4, 1918. His address is One PNC Plaza, 23rd Floor, Pittsburgh, PA.

     JAMES E. DOWD -- Attorney-at-law; Director, The Emerging Germany Fund, Inc.; Director, Trustee or Managing General Partner of 74 investment companies within the Federated Fund Complex. His date of birth is May 18, 1922. His address is 571 Hayward Mill Road, Concord, MA.

     LAWRENCE D. ELLIS, M.D.* -- Professor of Medicine and Member, Board of Trustees, University of Pittsburgh Medical Center - Downtown; Member, Board of Directors, University of Pittsburgh Medical Center; formerly Hematologist, Oncologist, and Internist, Presbyterian and Montefiore Hospitals; Director, Trustee, or Managing General Partner of 74 investment companies within the Federated Fund Complex. His date of birth is October 11, 1932. His address is 3471 Fifth Avenue, Suite 1111, Pittsburgh, PA.

     EDWARD L. FLAHERTY, JR. -- Attorney-at-law; Shareholder, Henny, Kochuba, Meyer and Flaherty; Director, Eat'N Park Restaurants, Inc. and Statewide Settlement Agency, Inc.; Director, Trustee, or Managing General Partner of 74 investment companies within the Federated Fund Complex; formerly, Counsel, Horizon Financial, F.A., Western Region. His date of birth is June 18, 1924. His address is Henny, Kochuba, Meyer and Flaherty, Two Gateway Center, Suite 674, Pittsburgh, PA.

     PETER E. MADDEN -- Consultant; State Representative, Commonwealth of Massachusetts; Director, Trustee or Managing General Partner of 74 investment companies within the Federated Fund Complex; formerly President, State Street Bank and Trust Company and State Street Boston Corporation. His date of birth is April 16, 1942. His address is 70 Westcliff Road, Weston, MA.

     GREGOR F. MEYER -- Attorney-at-law; Shareholder, Henny, Kochuba, Meyer and Flaherty; Chairman, Meritcar, Inc.; Director, Eat'N Park Restaurants, Inc.; Director, Trustee or Managing General Partner of 74 investment companies within the Federated Fund Complex. His date of birth is October 6, 1926. His address is Henny, Kochuba, Meyer and Flaherty, Two Gateway Center, Suite 674, Pittsburgh, PA.

     JOHN E. MURRAY, JR., J.D., S.J.D. -- President, Law Professor, Duquesne University; Consulting Partner, Mollica, Murray and Hogue; Director, Trustee or Managing General Partner of 74 investment companies within the Federated Fund Complex. His date of birth is December 20, 1932. His address is Duquesne University, Pittsburgh, PA.

     WESLEY W. POSVAR -- Professor, International Politics and Management Consultant; Trustee, Carnegie Endowment for International Peace, RAND Corporation, Online Computer Library Center, Inc., and U.S. Space Foundation; Chairman, Czecho Management Center; Director, Trustee or Managing General Partner of 74 investment companies within the Federated Fund Complex; President Emeritus, University of Pittsburgh; founding Chairman, National Advisory Council for Environmental Policy and Technology and Federal Emergency Management Advisory Board. His date of birth is September 14, 1925. His address is 1202 Cathedral of Learning, University of Pittsburgh, Pittsburgh, PA.

     MARJORIE P. SMUTS -- Trustee; Public Relations/Marketing Consultant; Conference Coordinator, Non-profit entities; Director, Trustee or Managing General Partner of 74 investment companies within the Federated Fund Complex. Her date of birth is June 21, 1935. Her address is 4905 Bayard Street, Pittsburgh, PA.

     J. CHRISTOPHER DONAHUE* -- President and Trustee, Federated Portfolios; President and Trustee, Federated Investors, Federated Advisers, Federated Management and Federated Research; President and Director, Federated Research Corp. and Federated Global Research Corp.; President, Passport Research, Ltd.; Trustee, Federated Administrative Services, Federated Services Company and Federated Shareholder Services; President or Executive Vice President of 74 investment companies within the Federated Fund Complex; Director, Trustee or Managing General Partner of certain investment companies within the Federated Fund Complex. Mr. Donahue is the son of John F. Donahue, Chairman and Trustee of the Federated Portfolios. His date of birth is April 11, 1949. His address is Federated Investors Tower, Pittsburgh, PA.

EXECUTIVE OFFICERS OF FEDERATED PORTFOLIOS

     RICHARD B. FISHER -- Vice President; Executive Vice President and Trustee, Federated Investors; Chairman and Director, Federated Securities Corp.; President or Vice President of certain investment companies within the Federated Fund Complex; Director or Trustee of certain investment companies within the Federated Fund Complex. His address is Federated Investors Tower, Pittsburgh, PA.

     EDWARD C. GONZALEZ -- Executive Vice President; Vice Chairman, Treasurer and Trustee, Federated Investors; Vice President, Federated Advisers, Federated Management, Federated Research, Federated Research Corp., Federal Global Research Corp. and Passport Research Ltd.; Executive Vice President and Director, Federated Securities Corp.; Trustee, Federated Services Company, Chairman, Treasurer and Trustee, Federated Administrative Services; Trustee or Director of certain investment companies within the Federated Fund Complex; Executive Vice President and Treasurer of 74 investment companies within the Federated Fund Complex. His address is Federated Investors Tower, Pittsburgh, PA.

     JOHN W. MCGONIGLE -- Executive Vice President and Secretary; Executive Vice President, Secretary, General Counsel and Trustee, Federated Investors; Trustee, Federated Advisers, Federated Management and Federated Research; Director, Federated Research, Federated Research Corp., Federal Global Research Corp.; Trustee, Federated Services Company; Executive Vice President, Secretary and Trustee, Federated Administrative Services; President and Trustee, Federated Shareholder Services; Director, Federated Securities Corp.; Executive Vice President and Secretary of 74 investment companies within the Federated Fund Complex. His address is Federated Investors Tower, Pittsburgh, PA.

     DAVID M. TAYLOR -- Treasurer; Senior Vice President, Controller, and Trustee, Federated Investors; Vice President, Federated Shareholder Services; Treasurer of certain investment companies within the Federated Fund Complex. His address is Federated Investors Tower, Pittsburgh, PA.

     Messrs. Fisher, Gonzalez, McGonigle and Taylor may also hold similar positions for other investment companies affiliated with Federal Investors.

     The compensation paid to the Trustees of Federated Portfolios for the year ended August 31, 1995 is set forth below. The Trustees may hold various other directorships unrelated to the Federated Portfolios.



                                       PENSION OR               TOTAL
                                       RETIREMENT               COMPENSATION
                                       BENEFITS                 FROM
                         AGGREGATE     ACCRUED AS   ESTIMATED   FEDERATED
                         COMPENSATION  PART OF      ANNUAL      PORTFOLIOS
                         FROM          FEDERATED    BENEFITS    AND FUND
                         FEDERATED     PORTFOLIO'S  UPON        COMPLEX PAID
                         PORTFOLIOS    EXPENSES     RETIREMENT  TO TRUSTEES
  John F. Donahue             None         None        None       $      0
  Thomas G. Bigley            None         None        None       $ 20,688
  John T. Conroy, Jr.         None         None        None       $117,202
  William J. Copeland         None         None        None       $117,202
  James E. Dowd               None         None        None       $117,202
  Lawrence D. Ellis, M.D.     None         None        None       $106,460
  Edward L. Flaherty, Jr.     None         None        None       $117,202
  Peter E. Madden             None         None        None       $ 90,563
  Gregor F. Meyer             None         None        None       $106,460
  John E. Murray, Jr., S.D.,  None         None        None       $      0
    S.J.D.
  Wesley W. Posvar            None         None        None       $106,460
  Marjorie P. Smuts           None         None        None       $106,460
  J. Christopher Donahue      None         None        None       $      0


     As used in the above compensation table, the term "Fund Complex" shall collectively refer to Federated Portfolios and up to 68 other mutual funds for which subsidiaries of Federated Investors serve as investment adviser, administrator and/or distributor. Federated Portfolios has no pension plan. It is expected that each of the Trustees who is not an "interested person" will not receive compensation from the Federated Portfolios for service as Trustees during the first fiscal year of the Federated Portfolios, and thereafter shall be paid such amounts as shall be fixed by the Board of Trustees of Federated Portfolios.

                                    * * * * *

     The Trust Instrument of the Trust provides that it will indemnify its Trustees and officers against liabilities and expenses incurred in connection with litigation in which they may be involved because of their offices with the Trust unless it is finally adjudicated that they engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in their offices, or unless it is finally adjudicated that they did not act in good faith in the reasonable belief that their actions were in the best interests of the Trust. In the case of settlement, such indemnification will not be provided unless it has been determined by a court or other body approving the settlement or other disposition, or by a reasonable determination, based upon a review of readily available facts, by vote of a majority of disinterested trustees, or in a written opinion of independent counsel, that such officers or Trustees have not engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of their duties.

     The Declaration of Trust of Federated Portfolios provides that Federated Portfolios will indemnify its Trustees and officers against liabilities and expenses incurred in connection with litigation in which they may be involved because of their offices with Federated Portfolios unless it is finally adjudicated that they engaged in willful malfeasance, bad faith, gross negligence or reckless disregard of the duties involved in their offices.

     As of September 15, 1995, U.S. Trust held of record substantially all of the outstanding shares in each of the Funds, but did not own such shares beneficially because it did not have discretion to vote or invest such shares. As of the same date, the officers and Trustees of the Trust and Federated Portfolios as a group owned less than 1% of the shares of each Fund and the Bond Index Portfolio. Shareholders owning 25% or more of the outstanding shares of a Fund may have the ability to take actions without the approval of any other investor in that Fund.

                          INVESTMENT ADVISORY SERVICES

     U.S. Trust Pacific is responsible for the management of the assets of the Balanced, Equity Growth and International Equity Funds pursuant to an investment advisory agreement with the Trust on behalf of such Funds, subject to the general supervision and guidance of the Board of Trustees of the Trust. U.S. Trust is responsible for the management of the assets of the Equity, Income and Total Return Bond Funds pursuant to an investment advisory agreement with the Trust on behalf of such Funds, subject to the general supervision and guidance of the Board of Trustees of the Trust. Federated Management is responsible for the management of the assets of the Bond Index Portfolio, in which the assets of the Bond Index Fund are invested, pursuant to an investment advisory agreement with Federated Portfolios, subject to the general supervision and guidance of the Trustees of the Trust and Federated Portfolios. The investment advisory agreements described above are referred to herein as "Advisory Agreements," each an "Advisory Agreement."

     Each Advisory Agreement will continue in effect with respect to each Fund (or the Bond Index Portfolio) as long as such continuance is specifically approved at least annually by the Board of Trustees of the Trust (or Federated Portfolios, as the case may be) or by a majority vote of the shareholders in the applicable Fund (or the Bond Index Portfolio, as the case may be) and, in either case, by a majority of the Trustees of the Trust (or Federated Portfolios, as the case may be) who are not parties to the Advisory Agreement or interested persons of any such party, at a meeting called for the purpose of voting on the Advisory Agreement. Each Advisory Agreement was approved by the Trust's Board of Trustees on August 19, 1995. The Bond Index Portfolio's Advisory Agreement was approved by the Board of Trustees of Federated Portfolios on October 6, 1995. Each investment adviser and administrator has agreed to waive certain fees. Shareholder Organizations may charge their customers account fees for investment and other cash management services.

     Each Advisory Agreement provides that the investment adviser may render services to others, and each Advisory Agreement is terminable by the Trust (or Federated Portfolios) without penalty on not more than 60 days' nor less than 30 days' written notice when authorized either by majority vote of the Fund (or, in the case of the Bond Index Fund, a majority vote of the Fund and the other investors in the Bond Index Portfolio, with the vote of each being in proportion to the amount of its investment) or by a vote of a majority of the Board of Trustees of the Trust (or Federated Portfolios), or by the respective investment adviser on not more than 60 days' nor less than 30 days' written notice, and will automatically terminate in the event of its assignment. Each Advisory Agreement provides that neither the investment adviser nor its personnel shall be liable for any error of judgment or mistake of law or for any loss arising out of any investment, or for any act or omission in the execution of security transactions for a Fund (or the Bond Index Portfolio), except for willful misfeasance, bad faith, gross negligence or reckless disregard of its or their obligations and duties under the Advisory Agreement.

     The Prospectus contains a description of the fees payable to the investment advisers under the Advisory Agreements. Each investment adviser, if required by applicable state law, shall reimburse a Fund or waive all or part of its fees up to, but not exceeding, its investment advisory fees from the Fund. Such reimbursement, if required, will be equal to the annual expenses of the appropriate Fund (in the case of the Bond Index Fund, the Fund and the Bond Index Portfolio) which exceed that expense limitation with the lowest threshold prescribed by any state in which such Fund is qualified for offer or sale. Management of the Trust has been advised that the lowest such threshold currently in effect is 2 1/2% of net assets up to $30,000,000, 2% of the next $70,000,000 of net assets and 1 1/2% of net assets in excess of that amount.

     With respect to the Balanced, Equity Growth, Value Equity Income and International Equity Funds, U.S. Trust Pacific has entered into an investment subadvisory agreement (each a "Subadvisory Agreement") with each of the subadvisers listed below opposite the name of the Fund. For their services under the Subadvisory Agreements, the subadvisers are entitled to receive from U.S. Trust Pacific, fees at a maximum annual rate equal to the percentages specified in the table below of the Fund's average daily net assets.

                                                 Compensation Rate
        Fund Name              Subadviser        for Subadviser (%)

Balanced Fund              Becker                    0.425%
Equity Growth Fund         Luther King               0.40%
International Equity Fund  Harding Loevner           0.50%

     It is the responsibility of each of the above subadvisers to make the day-to-day investment decisions for its respective Fund, and to place the purchase and sales orders for securities transactions of such Fund, subject in all cases to the general supervision of U.S. Trust Pacific. Each subadviser furnishes at its own expense all services, facilities and personnel necessary in connection with managing its respective Fund's investments and effecting securities transactions for such Fund.

     With respect to the Bond Index Portfolio, in which all of the investable assets of the Bond Index Fund have been invested, Federated Management has entered into an investment subadvisory agreement (the "Subadvisory Agreement") with U.S. Trust as subadviser. For its services under the Subadvisory Agreement, U.S. Trust is entitled to receive from Federated Management fees at a maximum annual rate equal to 0.12% of the Board Index Portfolio's average daily net assets.

     It is the responsibility of U.S. Trust in its capacity as subadviser to make the day-to-day investment decisions for the Bond Index Portfolio, and to place the purchase and sales orders for securities transactions of such Portfolio, subject to the general supervision of Federated Management. U.S. Trust furnishes at its own expense all services, facilities and personnel necessary in connection with managing the Bond Index Portfolio's investments and effecting securities transactions for the Portfolio.

                                 ADMINISTRATORS

     U.S. Trust, Chase Global Funds Services Company ("CGFSC") and Federated Administrative Services ("FAS") serve as the Funds' administrators (the "Administrators") pursuant to an agreement between the Administrators and the Trust (the "Administrative Agreement"). The Prospectus contains a description of the compensation payable to the Administrators under the Administrative Agreement.

     Under the Administrative Agreement, the Administrators have agreed to maintain office facilities for the Funds, furnish the Funds with statistical and research data, clerical, accounting and bookkeeping services, and certain other services required by the Funds, and to compute the net asset value, net income and realized capital gains or losses, if any, of the respective Funds. The Administrators prepare annual and semiannual reports to the Securities and Exchange Commission, prepare Federal and state tax returns, prepare filings with state securities commissions, arrange for and bear the cost of processing Share purchase and redemption orders, maintain the Funds' financial accounts and records, and generally assist in the Funds' operations. Pursuant to the Administrative Agreement, the Administrators may render fund accounting and other services to others. The Administrative Agreement terminates automatically if assigned and may be terminated, without penalty by any party on not less than 90 days' notice. The Administrative Agreements also provide that neither the Administrators nor their personnel shall be liable for any error of judgment or mistake of law or for any act or omission in the administration or management of the Trust, except for willful misfeasance, bad faith or gross negligence in the performance of their duties, or by reason of reckless disregard of its or their obligations and duties under said agreement.

     Federated Services Company ("FSC"), an affiliate of FAS, also serves as servicing agent and fund accounting agent to the Trust with respect to the Bond Index Fund, pursuant to an agreement between FSC and the Trust (the "Servicing Agent Agreement"), which provides that FSC will perform or provide certain administrative and fund accounting services to the Bond Index Fund. The Prospectus contains a description of the compensation payable to the FSC and the other Administrators.

     For the period ended May 31, 1995, fund accounting fees for each Fund amounted to the following: Equity Fund, $4,493; Income Fund, $4,526; Total Return Bond Fund, $4,395; Bond Index Fund, $10,667; Balanced Fund, $10,677; Equity Growth Fund, $10,677; International Equity Fund, $4,263.

     For the period ended May 31, 1995, fund accounting and servicing agent fees for the portfolios of the St. James Portfolios in which each Fund invested all of its investable assets prior to December 18, 1995 (January 2, 1996, in the case of the Bond Index Fund) amounted to the following: Equity Fund, $20,368; Income Fund, $23,776; Total Return Bond, $21,403; Bond Index Fund, $54,279; Balanced Fund, $72,155; Equity Growth Fund, $66,174; International Equity Fund, $18,964.

                          TRANSFER AGENT AND CUSTODIAN

     The Chase Manhattan Bank, N.A. ("Chase") serves as custodian of the Funds' assets pursuant to a custody agreement between Chase and the Trust.

     Under such agreement and acting as the Funds' custodian, Chase has agreed to (i) maintain a separate account or accounts for each of the Funds (ii) make receipts and disbursements of money on behalf of the Funds; (iii) collect and receive income and other payments and distributions on account of the Funds' securities; (iv) respond to correspondence from securities brokers and others relating to its duties; (v) maintain certain financial accounts and records; and
(vi) make periodic reports to the Trust concerning the Funds' operations. For the services provided by Chase under the custody agreements, the Trust has agreed to pay Chase a fee as agreed upon from time to time.

     Chase may, at its own expense, open and maintain custody accounts with respect to the Funds with other banks or trust companies, provided that Chase shall remain liable under the custody agreement for the performance of all of its duties under such agreement, notwithstanding any such delegation.

     Chase Global Funds Services Company ("CGFSC") serves as transfer agent for the Funds pursuant to a transfer agency agreement. Under this agreement, CGFSC will perform the following functions, among others: (i) issue and redeem shares of the Funds; (ii) address and mail all communications by the Funds to their shareholders, including reports to shareholders, dividend and distribution notices, and proxy materials for their meetings of shareholders; (iii) respond to correspondence by shareholders and others relating to its duties; (iv) maintain shareholder accounts; and (v) make periodic reports to the Trust concerning the Funds' operations. For its transfer agency and dividend disbursement services, CGFSC is entitled to receive from the Trust such compensation as may be agreed upon from time to time between the Trust and CGFSC. In addition, CGFSC is entitled to be reimbursed for its out-of-pocket expenses for the cost of forms, postage, processing purchase and redemption orders, handling of proxies, and other similar expenses in connection with the above services.

     CGFSC may delegate its transfer agency obligations to another transfer agent registered or qualified under applicable law, provided that CGFSC shall remain liable for the performance of all of its transfer agency duties under the transfer agency agreement, notwithstanding any such delegation.

                    BOND INDEX PORTFOLIO - SERVICE PROVIDERS

     Investors Bank & Trust Company, 79 Milk Street, 7th Floor, Boston, Massachusetts, 02205, is Custodian for the cash and securities of the Bond Index Portfolio.

     Federated Securities Corp., Federated Investors Tower, 1001 Liberty Avenue, Pittsburgh, Pennsylvania, 15222-3779, is Placement Agent for Federated Portfolios.

     Federated Services Company, Federated Investors Tower, 1001 Liberty Avenue, Pittsburgh, Pennsylvania, 15222-3779, is Portfolio Accountant for Federated Portfolios.

     Federated Administrative Services, a subsidiary of Federated Investors, provides administrative personnel and services (including certain legal and financial reporting services) necessary to operate Federated Portfolios. Federated Administrative Services provides these for each portfolio in Federated Portfolios at an annual rate as specified below:

                                    Average Aggregate Daily Net
                                            Assets of the
Maximum Administrative Fee                    portfolio

      0.050 of 1%                       on the first $1 billion
      0.045 of 1%                       on the next $1 billion
      0.040 of 1%                       on the next $1 billion
      0.025 of 1%                       on the next $1 billion
      0.010 of 1%                       on the next $1 billion
      0.005 of 1%                 on assets in excess of $5 billion

     The minimum administrative fee is $60,000 annually for each portfolio. Federated Administrative Services may choose voluntarily to waive a portion of its fee, and has agreed to waive a portion of its fee for the twelve month period following January 2, 1996. Dr. Henry J. Gailliot, an officer of Federated Management, the adviser to the Registrant, holds approximately 20% of the outstanding common stock and serves as a director of Commercial Data Services, Inc., a company which provides computer processing services to Federated Administrative Services.

                              INDEPENDENT AUDITORS

     Ernst & Young LLP are the independent auditors for Excelsior Institutional Trust and Federated Investment Portfolios, and in each case provides audit services and assistance and consultation with respect to the preparation of filings with the Securities and Exchange Commission.

                                    TAXATION

                              TAXATION OF THE FUNDS

     Each series of the Trust is treated as a separate entity for federal income tax purposes under the Internal Revenue Code of 1986, as amended (the "Code"). Each Fund has elected to be treated and intends to qualify each year as a "regulated investment company" under Subchapter M of the Code (a "RIC") by meeting all applicable requirements of Subchapter M, including requirements as to the nature of the Fund's gross income, the amount of the Fund's distributions, and the composition and holding period of the Fund's portfolio assets. Because each Fund intends to distribute all of its net investment income and net realized capital gains to its shareholders in accordance with the timing requirements imposed by the Code, it is not expected that the Fund will be required to pay any federal income or excise taxes, although a Fund's foreign source income may be subject to foreign withholding taxes. If a Fund fails to qualify as a RIC in any year, the Fund would incur a regular corporate federal income tax upon its taxable income, and the Fund's distributions would generally be taxable as ordinary dividend income to shareholders.

     The Trust anticipates that under interpretations of the Internal Revenue Service, (1) the Bond Index Portfolio will be treated for federal income tax purposes as a partnership and (2) for purposes of determining whether the Bond Index Fund satisfies the income and diversification requirements to maintain its status as a RIC, the Bond Index Fund, as an investor in the Bond Index Portfolio, will be deemed to own a proportionate share of that Portfolio's assets and will be deemed to be entitled to that Portfolio's income or loss attributable to that share. The Bond Index Portfolio has advised the Bond Index Fund that it intends to conduct its operations so as to enable its investors, including the Bond Index Fund, to satisfy those requirements.

     Any Fund distribution (or, in the case of the Income, Total Return Bond and Bond Index Funds any distribution of net capital gains or net short-term capital gains) will have the effect of reducing the per share net asset value of shares in the Fund by the amount of the distribution. Shareholders purchasing shares shortly before the record date of any distribution may thus pay the full price for the shares and then effectively receive a portion of the purchase price back as a taxable distribution.

     Any investment by a Fund in zero coupon bonds, certain securities purchased at a market discount, and similar instruments will cause a Fund to recognize income prior to the receipt of cash payments with respect to those securities. In order to distribute this income and avoid a tax on the Fund, a Fund may be required to liquidate portfolio securities that it might otherwise have continued to hold, potentially resulting in additional taxable gain or loss to the Fund.

     While certain of the Funds might invest in municipal securities, the interest on which might otherwise be exempt from tax, it is generally not expected that any Fund will satisfy the requirements under the Code to pass-through such exempt income to shareholders as tax-exempt dividends.

     Any Fund's transactions in options, futures contracts, and forward currency exchange contracts will be subject to special tax rules that may affect the amount, timing, and character of Fund income and distributions to shareholders. In addition, foreign exchange gains or losses realized by any Fund will generally be treated as ordinary income or loss by the Fund. Investment by a Fund in certain "passive foreign investment companies" may also have to be limited in order to avoid a tax on the Fund. Such a Fund may elect (if such election is available) to mark to market any investments in "passive investment companies" on the last day of each year. This election may cause a Fund to recognize income prior to the receipt of cash payments with respect to those investments; in order to distribute this income and avoid tax on the Fund, the Fund may be required to liquidate portfolio securities that it might otherwise have continued to hold.

     Investment income of a Fund from foreign securities may be subject to foreign income tax withheld at the source. No Fund (other than the International Equity Fund, as discussed below) expects to be able to pass through to shareholders foreign tax credits with respect to such foreign taxes. The United States has entered into tax treaties with many foreign countries that may entitle a Fund to a reduced rate of tax or an exemption from tax on such income; each Fund intends to qualify for treaty-reduced rates where available. It is not possible, however, to determine a Fund's effective rate of foreign tax in advance since the amount of the Fund's assets invested within various countries is not known.

                      TAXATION OF THE BOND INDEX PORTFOLIO

     The Trust anticipates that the Bond Index Portfolio will be treated as a partnership for federal income tax purposes. As such, the Portfolio is not subject to federal income taxation. Instead, the Bond Index Fund must take into account, in computing its federal income tax liability, its share of the Bond Index Portfolio's income, gains, losses, deductions, credits and tax preference items, without regard to whether it has received any cash distributions from that Portfolio.

                            TAXATION OF DISTRIBUTIONS

     Dividends from ordinary income and any distributions from net short-term capital gains are taxable to shareholders as ordinary income for federal income tax purposes. Distributions of net capital gains (the excess of net long-term capital gains over net short-term capital losses), if any, are taxable to shareholders as long-term capital gains without regard to the length of time the shareholders have held their shares. A portion of the ordinary income dividends of a Fund invested in stock of domestic corporations may qualify for the dividends-received deduction for corporations if the recipient otherwise qualifies for that deduction with respect to its holding of Shares. Availability of the deduction for particular shareholders is subject to certain limitations, and deducted amounts may be subject to the alternative minimum tax and result in certain basis adjustments. Distributions are taxable as described above whether paid in cash or reinvested in additional shares. Shareholders will be notified annually as to the federal tax status of distributions.

     Amounts not distributed on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible 4% excise tax. To prevent imposition of the excise tax, each Fund must, and intends to, distribute during each calendar year substantially all of its ordinary income for that year and substantially all of its capital gain in excess of its capital losses for that year, plus any undistributed ordinary income and capital gains from previous years. For this and other purposes, a Fund dividend will be treated as paid on December 31 if it is declared by a Fund in October, November or December with a record date in such a month and paid by the Fund during January of the following calendar year. Accordingly, those distributions will be taxable to shareholders for the taxable year in which that December 31 falls.

     If the International Equity Fund holds more than 50% of its assets in foreign stock and securities at the close of its taxable year, the Fund may elect to "pass through" to the Fund's shareholders foreign income taxes paid. If the Fund so elects, shareholders will be required to treat their pro rata portion of the foreign income taxes paid by the Fund as part of the amounts distributed to them by the Fund and thus includable in their gross income for federal income tax purposes. Shareholders who itemize deductions would then be allowed to claim a deduction or credit (but not both) on their federal income tax returns for such amounts, subject to certain limitations. Shareholders who do not itemize deductions would (subject to such limitations) be able to claim a credit but not a deduction. No deduction will be permitted to individuals in computing their alternative minimum tax liability. If the International Equity Fund does not qualify or elect to "pass through" to the Fund's shareholders foreign income taxes paid, shareholders will not be able to claim any deduction or credit for any part of the foreign taxes paid by the Fund.

     Withdrawals by the Bond Index Fund from the Bond Index Portfolio generally will not result in that Fund recognizing any gain or loss for federal income tax purposes, except that (1) gain will be recognized to the extent that any cash distributed exceeds the basis of the Fund's interest in the Bond Index Portfolio prior to the distribution, (2) income or gain will be realized if the withdrawal is in liquidation of the Fund's entire interest in the Bond Index Portfolio and includes a disproportionate share of any unrealized receivables held by that Portfolio, and (3) loss will be recognized if the distribution is in liquidation of that entire interest and consists solely of cash and/or unrealized receivables. The basis of the Bond Index Fund's interest in the Bond Index Portfolio generally equals the amount of cash and the basis of any property that the Fund invests in the Bond Index Portfolio, increased by the Fund's share of income from that Portfolio and decreased by the Fund's share of losses from that Portfolio and the amount of any cash distributions and the basis of any property distributed from that Portfolio.

                                 OTHER TAXATION

     The Trust is organized as a Delaware business trust and, under current law, neither the Trust nor the Funds are liable for any income or franchise tax in the State of Delaware, provided that the Funds continue to qualify as RICs for federal income tax purposes.

     The Bond Index Portfolio is organized as series of Federated Investment Portfolios (the "Federated Portfolios"), a business trust organized under the laws of the Commonwealth of Massachusetts. The Bond Index Portfolio is not subject to any income or franchise tax in the Commonwealth of Massachusetts or the State of Delaware. The investment by the Bond Index Fund in the Bond Index Portfolio does not cause the Fund to be liable for any income or franchise tax in the Commonwealth of Massachusetts.

     Fund shareholders may be subject to state and local taxes on Fund distributions to them by a Fund. Shareholders are advised to consult their own tax advisers with respect to the particular tax consequences to them of an investment in a Fund.

                      DESCRIPTION OF THE TRUST; FUND SHARES

     The Trust is a Delaware business trust established under a Trust Instrument dated April 27, 1994. Its authorized capital consists of an unlimited number of shares of beneficial interest of $0.00001 par value, which may be issued in separate series. Currently, the Trust has seven active and two inactive series, although additional series may be established from time to time. Each share of each series represents an equal proportionate interest in that series with each other share in that series.

     The assets of the Trust received for the issue or sale of the shares of each series and all income, earnings, profits and proceeds thereof, subject only to the rights of creditors, are specifically allocated to such series and constitute the underlying assets of such series. The underlying assets of each series are segregated on the books of account, and are to be charged with the liabilities in respect to such series and with such a share of the general liabilities of the Trust. Expenses with respect to any two or more series are to be allocated in proportion to the asset value of the respective series except where allocations of direct expenses can otherwise be fairly made. The officers of the Trust, subject to the general supervision of the Trustees, have the power to determine which liabilities are allocable to a given series, or which are general or allocable to two or more series. In the event of the dissolution or liquidation of the Trust or any series, the holders of the shares of any series are entitled to receive as a class the value of the underlying assets of such shares available for distribution to shareholders.

     The Trustees may amend the Trust Instrument without shareholder approval, except shareholder approval is required for any amendment (a) which affects the voting rights of shareholders under the Trust Instrument, (b) which affects shareholders' rights to approve certain amendments to the Trust Instrument, (c) required to be approved by shareholders by law or the Registration Statement, or
(d) submitted to shareholders for their approval by the Trustees in their discretion. Pursuant to Delaware business trust law and the Trust Instrument, the Trustees may, without shareholder approval, (x) cause the Trust to merge or consolidate with one or more entities, if the surviving or resulting entity is the Trust or another open-end management investment company registered under the 1940 Act, or a series thereof, that will succeed to or assume the Trust's registration under the 1940 Act, or (y) cause the Trust to incorporate under the laws of the State of Delaware.

     Shares of a Fund entitle their holder to one vote per share; however, separate votes are taken by each series on matters affecting an individual series. For example, a change in investment policy for a series would be voted upon only by shareholders of the series involved.

     The Trust Instrument provides that obligations of the Trust are not binding upon the Trustees individually but only upon the property of the Trust, that the Trustees and officers will not be liable for errors of judgment or mistakes of fact or law, and that the Trust will indemnify its Trustees and officers against liabilities and expenses incurred in connection with litigation in which they may be involved because of their offices with the Trust unless it is finally adjudicated that they engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in their offices, or unless it is finally adjudicated that they did not act in good faith in the reasonable belief that their actions were in the best interests of the Trust. In the case of settlement, such indemnification will not be provided unless it has been determined by a court or other body approving the settlement or other disposition, or by a reasonable determination, based upon a review of readily available facts, by vote of a majority of disinterested Trustees, or in a written opinion of independent counsel, that such officers or Trustees have not engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of their duties.

     Under Delaware law, shareholders of a Delaware business trust are entitled to the same limitation on personal liability which is extended to shareholders of private for profit corporations organized under the General Corporation Law of the State of Delaware. The Trust Instrument contains an express disclaimer of shareholder liability for acts or obligations of the Trust and provides for indemnification and reimbursement of expenses out of Fund property for any shareholder held personally liable for the obligations of a Fund solely by reason of his being or having been a shareholder. The Trust Instrument also provides for the maintenance, by or on behalf of the Trust and each Fund, of appropriate insurance (for example, fidelity bonding and errors and omissions insurance) for the protection of the Trust and each Fund, their shareholders, Trustees, officers, employees and agents, covering possible tort and other liabilities.

           DESCRIPTION OF FEDERATED PORTFOLIOS - BENEFICIAL INTERESTS

     The Bond Index Portfolio is a series of Federated Portfolios, which is organized as a trust having separate series under the laws of the Commonwealth of Massachusetts. Under the Declaration of Trust, the Trustees are authorized to issue beneficial interests in one or more series (each a "Portfolio"). Currently, there is one Portfolio of Federated Portfolios, the Bond Index Portfolio. Investors in the Bond Index Portfolio will be held personally liable for the obligations and liabilities of Federated Portfolios and of the Bond Index Portfolio but not the obligations and liabilities of any other Portfolio, subject, however, to indemnification by Federated Portfolios in the event that there is imposed upon an investor any obligation or liability of the Bond Index Portfolio or Federated Portfolios. The Declaration of Trust also provides that Federated Portfolios may maintain appropriate insurance for the protection of Federated Portfolios, its Trustees, officers, employees and agents, and covering possible tort and other liabilities. The risk of an investor incurring financial loss on account of investor liability is limited to circumstances in which the Bond Index Portfolio or Federated Portfolios are unable to meet their obligations.

     Investors in a Portfolio are entitled to participate pro rata in distributions of taxable income, loss, gain and credit of their respective Portfolio only. Upon liquidation or dissolution of a Portfolio, investors are entitled to share pro rata in that Portfolio's (and no other Portfolio's) net assets available for distribution to its investors. Federated Portfolios reserves the right to create and issue additional Portfolios of beneficial interests, in which case the beneficial interests in each new Portfolio would participate in that Portfolio only (and no other Portfolio). Investments in a Portfolio have no preference, preemptive, conversion or similar rights and are fully paid and nonassesable, except as set forth below. Investments in a Portfolio may not be transferred.

     Each investor is entitled to a vote in proportion to the amount of its investment in each Portfolio. Investors in a Portfolio do not have cumulative voting rights, and investors holding a plurality of the aggregate beneficial interests in all outstanding Portfolios may elect all of the Trustees if they choose to do so and in such event other investors would not be able to elect any Trustees. Investors in each Portfolio will vote as a separate class except as to voting for the election or removal of Trustees, the termination of Federated Portfolios, as otherwise required by the 1940 Act, or if the matter is determined by the Trustees to be a matter which affects all Portfolios. Federated Portfolios' Declaration of Trust may be amended without the vote of investors, except that investors have the right to approve by affirmative majority vote any amendment which would adversely affect their voting rights, alter the procedures to amend the Declaration of Trust of Federated Portfolios, as required by law or by Federated Portfolios' registration statement, or as submitted to them by the Trustees.

     Federated Portfolios or any Portfolio may enter into a merger or consolidation, or sell all or substantially all of its assets, if approved (a) at a meeting of investors by investors representing the lesser or (i) 67% or more of the beneficial interests in the affected Portfolio present or represented at such meeting, if investors in more than 50% of all such beneficial interests are present or represented by proxy, or (ii) more than 50% of all such beneficial interests, or (b) by an instrument in writing without a meeting, consented to by investors of the beneficial interests in the affected Portfolio.

     Federated Portfolios' Declaration of Trust provides that obligations of Federated Portfolios are not binding upon the Trustees individually but only upon the property of Federated Portfolios and that the Trustees will not be liable for any action or failure to act, but nothing in the Declaration of Trust protects a Trustee against any liability to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office.

     Federated Portfolios' Declaration of Trust further provides that it will indemnify its Trustees, officers, employees and agents against liabilities and expenses incurred in connection with litigation in which they may be involved because of their offices with Federated Portfolios, unless, as to liability to the Federated Portfolios or its investors, it is finally adjudicated that they engage in willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in their offices. In the case of settlement, the by-laws of Federated Portfolios provide that such indemnification will not be provided unless it has been determined by a court or other body approving the settlement or other disposition, or by a reasonable determination, based upon a review of readily available facts, by a vote of a majority of disinterested Trustees or by a written opinion of independent counsel, that such officers or Trustees have not engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of their duties.

                              FINANCIAL STATEMENTS

     The Funds' current reports to shareholders as filed with the SEC pursuant to Section 30(b) of the 1940 Act and Rule 30b2-1 thereunder are hereby incorporated herein by reference. A copy of each such report will be provided without charge to each person receiving this Statement of Additional Information. The Annual Report of the Funds dated May 31, 1995 contains financial statements of the following Funds and the portfolios of the St. James Portfolios as of and for the period ended May 31, 1995:

                                                  Portfolio of
           Fund                                   St. James Portfolios

Excelsior Institutional Equity Fund               Equity Portfolio
Excelsior Institutional Income Fund               Income Portfolio
Excelsior Institutional Total Return Bond Fund    Total Return Bond Portfolio
Excelsior Institutional Bond Index Fund           Bond Market Portfolio
Excelsior Institutional Balanced Fund             Balanced Portfolio
Excelsior Institutional Equity Growth Fund        Equity Growth Portfolio
Excelsior Institutional International Equity Fund International Equity Portfolio
Excelsior Institutional Equity Index Fund         Equity Market Portfolio
Excelsior Institutional Small Capitalization Fund Small Cap Portfolio
Excelsior Institutional Value Equity Income Fund  Value Equity Income Portfolio

     Prior to December 18, 1995 (January 2, 1996 in the case of the Bond Index
Fund) each of the Funds invested its investable assets in the corresponding portfolio of the St. James Portfolios. Effective December 18, 1995, each of the Equity, Income, Total Return Bond, Balanced, Equity Growth and International Equity Funds withdrew its interest in the corresponding portfolio of the St. James Portfolios, receiving all of each portfolio's securities, and substantially all of the other net assets of each portfolio, as of that date. Each of those Funds now directly acquires and manages its own portfolio of securities.

     Effective January 2, 1996, the Bond Index Fund withdrew its interest in the Bond Market Portfolio of St. James Portfolio, receiving all of that portfolio's securities, and substantially all of its other net assets, as of that date, and the Fund invested those securities and other net assets in the Bond Index Portfolio, a series of Federated Investment Portfolios.

     As of December 29, 1995, the Equity Index, Small Capitalization and Value Equity Income Funds withdrew their investments in the corresponding portfolios of the St. James Portfolios and liquidated.

                                    APPENDIX

                         Description of Security Ratings

STANDARD & POOR'S

Corporate and Municipal Bonds

AAA -- Debt rated "AAA" has the highest rating assigned by Standard & Poor's to a debt obligation. Capacity to pay interest and repay principal is extremely strong.

AA -- Debt rated "AA" has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in a small degree.

A -- Debt rated "A" has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB -- Debt rated "BBB" is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than for debt in higher rated categories.

BB -- Debt rated "BB" has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The "BB" rating category is also used for debt subordinated to senior debt that is assigned an actual or implied "BBB-" rating.

Plus(+) or Minus(-) -- The ratings from "AA" to "BB" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

Commercial Paper, including Tax Exempt

A -- Issues assigned this highest rating are regarded as having the greatest capacity for timely payment. Issues in this category are further refined with the designations 1, 2, and 3 to indicate the relative degree of safety.

A-1 -- This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus (+) designation.

A-2 -- Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated "A-1".

A-3 -- Issues carrying this designation have adequate capacity for timely payment. They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

MOODY'S

Corporate and Municipal Bonds

Aaa -- Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged". Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa -- Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long term risk appear somewhat larger than in Aaa securities.

A -- Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa -- Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba -- Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

Note: Moody's applies numerical modifiers, 1,2, and 3 in each generic rating classification from Aa through Bb in its corporate bond rating system. The modifier 1 indicates that the security rates in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category. Those municipal bonds within the Aa, A, Baa, and Ba categories that Moody's believes possess the strongest credit attributes within those categories are designated by the symbols Aa1, A1, Baa1, and Ba1.

Commercial Paper

Prime-1 -- Issuers rated P-1 (or supporting institutions) have a superior ability for repayment of short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:

- Leading market positions in well established industries.

- High rates of return on funds employed.

- Conservative capitalization structure with moderate reliance on debt and ample asset protection.

- Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

- Well established access to a range of financial markets and assured sources of alternate liquidity.

Prime-2 -- Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions.
Ample alternate liquidity is maintained.

Prime-3 -- Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market composition may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

Not Prime -- Issuers rated "Not Prime" do not fall within any of the Prime rating categories.

FITCH INVESTORS SERVICE

Corporate Bond Ratings

AAA -- Securities of this rating are regarded as strictly high-grade, broadly marketable, suitable for investment by trustees and fiduciary institutions, and liable to but slight market fluctuation other than through changes in the money rate. The factor last named is of importance varying with the length of maturity. Such securities are mainly senior issues of strong companies, and are most numerous in the railway and public utility fields, though some industrial obligations have this rating. The prime feature of an AAA rating is showing of earnings several times or many times interest requirements with such stability of applicable earnings that safety is beyond reasonable question whatever changes occur in conditions. Other features may enter in, such as a wide margin of protection through collateral security or direct lien on specific property as in the case of high class equipment certificates or bonds that are first mortgages on valuable real estate. Sinking funds or voluntary reduction of the debt by call or purchase are often factors, while guarantee or assumption by parties other than the original debtor may also influence the rating.

AA -- Securities in this group are of safety virtually beyond question, and as a class are readily salable while many are highly active. Their merits are not greatly unlike those of the AAA class, but a security so rated may be of junior though strong lien - in many cases directly following an AAA security - or the margin of safety is less strikingly broad. The issue may be the obligation of a small company, strongly secured but influenced as to ratings by the lesser financial power of the enterprise and more local type of market.

A -- Securities of this rating are considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

BBB -- Securities of this rating are considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

Plus(+) or Minus(-) -- Plus and minus signs are used with a rating symbol to indicate the relative position of a credit within the rating category. Plus and minus signs, however, are not used in the "AAA" category.

Commercial Paper Ratings

F-1+ -- Exceptionally Strong Credit Quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

F-1 -- Very Strong Credit Quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than the strongest issue.

F-2 -- Good Credit Quality. Issues assigned this rating have a satisfactory degree of assurance for timely payment, but the margin of safety is not as great as for issues assigned "F-1+" and F-1" ratings.

F-3 -- Fair Credit Quality. Issues assigned this rating have characteristics suggesting that the degree of assurance for timely payment is adequate, however, near-term adverse changes could cause these securities to be rated below investment grade.

DUFF & PHELPS RATINGS

Corporate Bond Ratings

AAA -- Highest credit quality. The risk factors are negligible, being only slightly more than for risk-free U.S.
Treasury Funds.

AA+, AA, AA- -- High credit quality. Protection factors are strong. Risk is modest but may vary slightly from time to time because of economic conditions.

A+, A, A- -- Protection factors are average but adequate. However, risk factors are more variable and greater in periods of economic stress.

BBB+, BBB, BBB- -- Below average protection factors but still considered sufficient for prudent investment. Considerable variability in risk during economic cycles.

Commercial Paper Ratings

Duff 1+ -- Highest certainty of timely payment. Short term liquidity, including internal operating factors and/or access to alternative sources of funds, is outstanding, and safety is just below risk free U.S. Treasury short term obligations.

Duff 1 -- Very high certainty of timely payment. Liquidity factors are excellent and supported by good fundamental protection factors. Risk factors are minor.

Duff 1- -- High certainty of timely payment. Liquidity factors are strong and supported by good fundamental protection factors. Risk factors are very small.

Duff 2 -- Good certainty of timely payment. Liquidity factors and company fundamentals are sound. Although ongoing funding needs may enlarge total financing requirements, access to capital markets is good. Risk factors are small.

Duff 3 -- Satisfactory liquidity and other protection factors qualify issue as to investment grade. Risk factors are larger and subject to more variation. Nevertheless, timely payment is expected.

ADMINISTRATORS

Federated Administrative Services
Federated Investors Tower
1001 Liberty Avenue
Pittsburgh, PA 15222-3779

Chase Global Funds Services Company
73 Tremont Street
Boston, MA 02108

United  States Trust Company of New York
114 West 47 Street
New York, NY 10036

INVESTMENT MANAGERS

United States Trust Company
  of New York
 114 West 47th Street
 New York, NY  10036

United States Trust Company of
 The Pacific Northwest
 4380 Southwest
 Macadam Avenue,
 Suite 450
 Portland, OR  97201

Becker Capital Management, Inc.
2185 Pacwest Center
Portland, OR  97204

Luther King Capital Management
301 Commerce Street, Suite 1600
Fort Worth, TX  76102

Harding, Loevner Management, L.P.
50 Division Street, Suite 401
Somerville, NJ  08876

Federated Management
Federated Investors Tower
1001 Liberty Avenue
Pittsburgh, PA 15222-3799

TRANSFER AGENT
Chase Global Funds Services Company
73 Tremont Street
Boston, MA  02108

INDEPENDENT AUDITORS
Ernst & Young LLP
200 Clarendon Street
Boston, MA  02116

DISTRIBUTOR
Edgewood Services, Inc.
Federated Investors Tower
Pittsburgh, PA  15222




EXCELSIOR INSTITUTIONAL TRUST

      EXCELSIOR INSTITUTIONAL EQUITY FUND
      EXCELSIOR INSTITUTIONAL INCOME FUND
      EXCELSIOR INSTITUTIONAL TOTAL RETURN BOND FUND
      EXCELSIOR INSTITUTIONAL BOND INDEX FUND
      EXCELSIOR INSTITUTIONAL BALANCED FUND
      EXCELSIOR INSTITUTIONAL EQUITY GROWTH FUND
      EXCELSIOR INSTITUTIONAL INTERNATIONAL EQUITY FUND


STATEMENT OF ADDITIONAL
  INFORMATION
  OCTOBER 2, 1995





     1/Each of the Funds paid such brokerage commissions through the corresponding portfolio of the St. James Portfolios (the "Portfolio Series") in which such Fund had invested all of its investable assets prior to December 18, 1995 (January 2, 1996, in the case of the Bond Index Fund).

     2/The Funds commenced operations on the following dates: Equity and Income Funds, January 16, 1995; Total Return Bond Fund, January 19, 1995; Bond Index, Balanced and Equity Growth Funds, July 11, 1994; and International Equity Fund, January 24, 1995.

     3/The turnover rates indicated are for the portfolios of the Portfolio Series corresponding to the Funds.

     4/See footnote 2 above.